Exhibit 99.7

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Supplement to the Estimates

Fiscal Year Ending March 31, 2027

British Columbia Cataloguing in Publication Data

British Columbia.

Estimates, fiscal year ending March 31. —1983 —

Annual

Continues: British Columbia. Ministry of Finance.

Estimates of revenue and expenditure. ISSN 0707-3046

Vols. For 1983 - have suppl.

Imprint varies: Ministry of Finance, 1983-1987: Ministry

Of Finance and Corporate Relations, 1988-June 2001:

Ministry of Finance, June 2001-

Also available on the Internet.

ISSN 0712-4597 = Estimates — Province of British Columbia

1.	British Columbia — Appropriations and expenditures - Periodicals.
2.	Budget — British Columbia - Periodicals.
3.	Revenue — British Columbia - Periodicals.
I.	British Columbia. Ministry of Finance.
II.	British Columbia. Ministry of Finance and Corporate Relations.
III.	Title.

HJ13.B742     354.7110072'225      C82-089032-4

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INTRODUCTION

GENERAL FUND OPERATING EXPENSES

This publication provides summary and detailed General Fund expenses for special offices, ministries, and other appropriations. Expenses are classified by group accounts. These group accounts represent broad categories of expenses (Salaries and Benefits, Operating Costs, Government Transfers, Other Expenses, Internal Recoveries, and External Recoveries). Each group account is composed of several specific components of expenses referred to as standard objects of expense.

The data is presented in a series of columns. The first column provides the total comparable expense for 2025/26. Each column thereafter provides 2026/27 expense detail by standard object of expense. Columns are headed by a numerical code, which relates to a specific standard object of expense. Subtotal columns are also presented to parallel the group account classification totals found in the 2026/27 Estimates. Where blanks appear within a column, funds have not been budgeted for that standard object or group account classification.

GENERAL FUND CAPITAL EXPENDITURES

This publication also provides details for capital expenditures by special office, ministry, and other appropriation. Capital expenditures are presented based on the category of assets acquired. The amortization of the cost of assets is an operating expense (standard object 73).

STANDARD OBJECTS OF EXPENSE

A descriptive listing of the standard objects is provided below. Expenses by sub-vote, by group account, and by standard object of expense are presented in this document for information purposes only. While this information accurately represents the intended expense plan for the fiscal year, special offices, ministries, and agencies within other appropriations may reallocate funds within a vote or special account during the year. The Supplement to the Estimates can also be found on the Government of British Columbia’s budget website: https://www.bcbudget.gov.bc.ca/.

Salaries and Benefits		Government Transfers
50	Base Salaries	77	Transfers – Grants
51	Supplementary Salary Costs	79	Transfers – Entitlements
52	Employee Benefits	80	Transfers – Shared Cost Arrangements
54	Legislative Salaries and Indemnities
		Other Expenses
Operating Costs		81	Transfers Between Votes and Special Accounts
55	Boards, Commissions and Courts – Fees and Expenses	83	Interest on the Public Debt
57	Public Servant Travel	85	Other Expenses
59	Centralized Management Support Services
60	Professional Services	Internal Recoveries
63	Information Systems – Operating	86	Recoveries Between Votes and Special Accounts
65	Office and Business Expenses	88	Recoveries Within the Consolidated Revenue Fund
67	Informational Advertising and Publications
68	Statutory Advertising and Publications	External Recoveries
69	Utilities, Materials and Supplies	89	Recoveries Within the Government Reporting Entity
70	Operating Equipment and Vehicles	90	Recoveries External to the Government Reporting Entity
72	Non-Capital Roads and Bridges
73	Amortization
75	Building Occupancy Charges

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GENERAL FUND OPERATING EXPENSES ($000)

		Total							Total
		2025/26	Salaries						2026/27
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Statutory Appropriations		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Legislative Assembly
1	Legislative Assembly	138,852	75,556	29,555	—	36,560	(120)	(1,165)	140,386
Officers of the Legislature
2	Auditor General	26,981	19,824	7,031	—	—	—	—	26,855
3	Conflict of Interest Commissioner	893	701	209	—	—	—	—	910
4	Elections BC	14,802	16,029	8,778	3,896	3	—	—	28,706
5	Human Rights Commissioner	7,668	6,106	1,875	—	—	(1)	(2)	7,978
6	Information and Privacy Commissioner	10,933	8,612	2,550	—	1,095	(1)	(2)	12,254
7	Merit Commissioner	1,697	983	593	—	175	—	—	1,751
8	Ombudsperson	15,332	15,843	3,203	—	—	(1,912)	(1)	17,133
9	Police Complaint Commissioner	8,866	7,876	3,163	—	713	—	(1)	11,751
10	Representative for Children and Youth	12,603	10,836	3,128	158	1	(358)	(2)	13,763
	Total	99,775	86,810	30,530	4,054	1,987	(2,272)	(8)	121,101
Office of the Premier
11	Office of the Premier	17,627	13,750	1,896	1,068	122	(797)	(705)	15,334
Ministry of Agriculture and Food
12	Ministry Operations	107,306	57,773	16,711	48,928	23,897	(10)	(39,287)	108,012
13	Agricultural Land Commission	5,500	4,307	1,193	—	3	(1)	(2)	5,500
	Statutory Appropriations	55,209	—	1,550	—	39,955	—	(1)	41,504
	Less: Transfer from Ministry Operations Vote	(16,860)	—	—	—	(20,295)	—	—	(20,295)
	Total	151,155	62,080	19,454	48,928	43,560	(11)	(39,290)	134,721
Ministry of Attorney General
14	Ministry Operations	721,778	577,773	114,667	189,670	14,397	(122,606)	(31,356)	742,545
15	Judiciary	112,754	101,208	14,681	12	52	(2)	(1)	115,950
16	Crown Proceeding Act	24,500	—	—	—	24,500	—	—	24,500
17	Independent Investigations Office	12,622	11,580	2,406	—	—	(1)	(2)	13,983
	Statutory Appropriations	12,311	38,409	8,013	—	307	—	(34,247)	12,482
	Less: Transfer from Ministry Operations Vote	(12,311)	—	—	—	(12,482)	—	—	(12,482)
	Total	871,654	728,970	139,767	189,682	26,774	(122,609)	(65,606)	896,978
Ministry of Children and Family Development
18	Ministry Operations	2,400,492	507,652	54,811	2,292,008	2,335	(46,144)	(98,734)	2,711,928
Ministry of Citizens' Services
19	Ministry Operations	758,844	317,053	608,630	57,830	111,188	(199,244)	(154,118)	741,339
Ministry of Education and Child Care
20	Ministry Operations	9,735,915	99,082	16,196	11,053,882	6,263	(6)	(1,145,828)	10,029,589
	Statutory Appropriations	39,083	6,204	2,871	30,000	100	—	—	39,175
	Total	9,774,998	105,286	19,067	11,083,882	6,363	(6)	(1,145,828)	10,068,764
Ministry of Emergency Management and Climate Readiness
21	Ministry Operations	79,382	36,557	5,204	43,645	20	(529)	(10,494)	74,403
22	Emergency and Disaster Management Act	36,420	—	23,700	12,721	1	(1)	(1)	36,420
	Total	115,802	36,557	28,904	56,366	21	(530)	(10,495)	110,823

GENERAL FUND OPERATING EXPENSES ($000) continued

		Total							Total
		2025/26	Salaries						2026/27
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Statutory Appropriations		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Ministry of Energy and Climate Solutions
23	Ministry Operations	86,205	42,181	23,700	27,600	2,937	(3,311)	(3,423)	89,684
	Statutory Appropriations	21,264	607	26	18,690	—	(2)	(4)	19,317
	Total	107,469	42,788	23,726	46,290	2,937	(3,313)	(3,427)	109,001
Ministry of Environment and Parks
24	Ministry Operations	155,355	101,455	59,995	5,150	12,702	(27,389)	(2,573)	149,340
25	Environmental Assessment Office	16,781	11,995	2,014	3,550	124	(1)	(901)	16,781
	Statutory Appropriations	41,723	7,167	9,269	2,864	29,490	—	(800)	47,990
	Total	213,859	120,617	71,278	11,564	42,316	(27,390)	(4,274)	214,111
Ministry of Finance
26	Ministry Operations	384,337	175,123	40,691	217,391	119,752	(19,447)	(151,647)	381,863
27	Government Communications and Public Engagement	30,630	25,608	4,622	—	61	(600)	(261)	29,430
28	BC Public Service Agency	119,693	85,864	38,256	—	14,945	(19,338)	(4,377)	115,350
29	Benefits and Other Employment Costs	1	892,018	6,422	350	38,429	(847,576)	(89,642)	1
	Statutory Appropriations	1,052,837	81,693	7,782	572,833	66,612	(48,492)	(24,096)	656,332
	Less: Transfer from Ministry Operations Vote	(50,430)	—	—	—	(38,228)	—	—	(38,228)
	Total	1,537,068	1,260,306	97,773	790,574	201,571	(935,453)	(270,023)	1,144,748
Ministry of Forests
30	Ministry Operations	420,050	199,865	130,862	55,971	45,366	(16,774)	(8,892)	406,398
31	Fire Management	238,047	119,704	127,353	7,575	62	(1,801)	(17,191)	235,702
	Statutory Appropriations	240,147	41,595	141,970	449	114,399	(29,881)	(1,026)	267,506
	Total	898,244	361,164	400,185	63,995	159,827	(48,456)	(27,109)	909,606
Ministry of Health
32	Ministry Operations	34,869,402	200,710	145,224	37,342,451	7,916	(174,700)	(1,552,726)	35,968,875
	Statutory Appropriations	147,250	—	—	—	147,250	—	—	147,250
	Total	35,016,652	200,710	145,224	37,342,451	155,166	(174,700)	(1,552,726)	36,116,125
Ministry of Housing and Municipal Affairs
33	Ministry Operations	1,506,695	60,449	23,274	1,815,974	227	(16,525)	(199,974)	1,683,425
	Statutory Appropriations	27,996	—	—	12,884	16,517	—	—	29,401
	Total	1,534,691	60,449	23,274	1,828,858	16,744	(16,525)	(199,974)	1,712,826
Ministry of Indigenous Relations and Reconciliation
34	Ministry Operations	74,235	31,124	7,225	30,531	2,088	(154)	(8)	70,806
35	Treaty and Other Agreements Funding	105,204	—	—	238,321	—	(1)	(133,248)	105,072
36	Declaration Act Secretariat	4,547	2,754	926	—	470	(1)	(2)	4,147
	Statutory Appropriations	2,046	—	—	2,208	1	—	—	2,209
	Total	186,032	33,878	8,151	271,060	2,559	(156)	(133,258)	182,234
Ministry of Infrastructure
37	Ministry Operations	420,585	44,101	438,973	33,722	45,269	(59,933)	(81,618)	420,514
Ministry of Jobs and Economic Growth
38	Ministry Operations	85,151	40,247	15,522	55,001	167	(38,217)	(16)	72,704
	Statutory Appropriations	500	—	—	500	37,200	—	—	37,700
	Total	85,651	40,247	15,522	55,501	37,367	(38,217)	(16)	110,404

GENERAL FUND OPERATING EXPENSES ($000) continued

		Total							Total
		2025/26	Salaries						2026/27
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Statutory Appropriations		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Ministry of Labour
39	Ministry Operations	24,201	52,170	14,123	90	453	(5)	(43,159)	23,672
Ministry of Mining and Critical Minerals
40	Ministry Operations	57,457	46,863	11,642	275	1,587	(4)	(3,059)	57,304
Ministry of Post-Secondary Education and Future Skills
41	Ministry Operations	3,509,837	67,926	12,204	3,675,902	2,966	(54,099)	(124,338)	3,580,561
Ministry of Public Safety and Solicitor General
42	Ministry Operations	1,088,942	368,190	49,666	741,188	6,155	(17,176)	(62,432)	1,085,591
	Statutory Appropriations	15,222	4,526	8,478	12,136	12,806	—	(23,224)	14,722
	Total	1,104,164	372,716	58,144	753,324	18,961	(17,176)	(85,656)	1,100,313
Ministry of Social Development and Poverty Reduction
43	Ministry Operations	5,705,485	183,996	13,745	6,077,453	14,935	(1,208)	(312,159)	5,976,762
Ministry of Tourism, Arts, Culture and Sport
44	Ministry Operations	185,364	22,012	2,119	329,533	25	(6)	(169,922)	183,761
	Statutory Appropriations	5,430	—	—	5,428	2	—	—	5,430
	Total	190,794	22,012	2,119	334,961	27	(6)	(169,922)	189,191
Ministry of Transportation and Transit
45	Ministry Operations	1,177,353	176,185	5,858,837	646,846	889	(12,679)	(5,473,502)	1,196,576
Ministry of Water, Land and Resource Stewardship
46	Ministry Operations	196,931	173,012	43,463	25,379	50,915	(26,639)	(64,931)	201,199
	Statutory Appropriations	500	—	—	123,210	500	—	(123,210)	500
	Total	197,431	173,012	43,463	148,589	51,415	(26,639)	(188,141)	201,699
Management of Public Funds and Debt
47	Management of Public Funds and Debt	2,762,120	—	—	—	6,224,848	—	(2,427,099)	3,797,749
Other Appropriations
48	Contingencies	4,000,000	—	—	—	5,000,001	—	(1)	5,000,000
49	Capital Funding	7,258,544	—	—	6,153,166	7	—	(7)	6,153,166
50	Commissions on Collection of Public Funds	1	—	—	—	92,042	—	(92,041)	1
51	Allowances for Doubtful Revenue Accounts	1	—	—	—	146,591	—	(146,590)	1
52	Tax Transfers	3,408,000	—	—	2,466,000	—	—	—	2,466,000
53	Forest Practices Board	4,162	2,776	1,286	—	3	(1)	(2)	4,062
	Total	14,670,708	2,776	1,286	8,619,166	5,238,644	(1)	(238,641)	13,623,230
	Overall Total	83,729,000	5,195,630	8,172,283	74,434,439	12,447,391	(1,787,693)	(12,854,050)	85,608,000
	Adjusted Totals[1]		4,335,133	7,974,408	74,331,045	11,821,464	—	(12,854,050)

1 Amounts are net of adjustments to eliminate double counting. See page 11.

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GENERAL FUND CAPITAL EXPENDITURES ($000)

		Total					Office					Total
		2025/26					Furniture				Roads,	2026/27
		Capital		Land		Specialized	and		Information	Tenant	Bridges and	Capital
Vote and Statutory Appropriations		Expenditures	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenditures
Legislative Assembly
1	Legislative Assembly	10,732	—	—	5,015	4,660	140	—	2,076	700	—	12,591
Officers of the Legislature
2	Auditor General	450	—	—	—	—	30	—	250	—	—	280
3	Conflict of Interest Commissioner	10	—	—	—	—	10	—	—	—	—	10
4	Elections BC	—	—	—	—	—	—	—	318	—	—	318
5	Human Rights Commissioner	35	—	—	—	—	5	—	30	—	—	35
6	Information and Privacy Commissioner	98	—	—	—	—	10	—	79	—	—	89
7	Merit Commissioner	12	—	—	—	—	4	—	25	—	—	29
8	Ombudsperson	163	—	—	—	—	15	—	68	—	—	83
9	Police Complaint Commissioner	75	—	—	—	—	17	—	156	—	—	173
10	Representative for Children and Youth	50	—	—	—	—	6	—	46	—	—	52
	Total	893	—	—	—	—	97	—	972	—	—	1,069
Office of the Premier
11	Office of the Premier	3	—	—	—	—	3	—	—	—	—	3
Ministry of Agriculture and Food
12	Ministry Operations	853	—	—	—	300	3	619	—	—	—	922
13	Agricultural Land Commission	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	853	—	—	—	300	3	619	—	—	—	922
Ministry of Attorney General
14	Ministry Operations	8,483	—	—	—	4,482	24	1,679	—	—	—	6,185
15	Judiciary	770	—	—	—	—	30	—	740	—	—	770
16	Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—
17	Independent Investigations Office	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	363	—	—	—	—	—	—	363	—	—	363
	Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	9,616	—	—	—	4,482	54	1,679	1,103	—	—	7,318
Ministry of Children and Family Development
18	Ministry Operations	2,230	—	—	—	202	28	2,000	—	—	—	2,230
Ministry of Citizens' Services
19	Ministry Operations	162,953	—	—	—	150	10	200	142,221	—	—	142,581
Ministry of Education and Child Care
20	Ministry Operations	3	—	—	—	—	3	—	—	—	—	3
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	3	—	—	—	—	3	—	—	—	—	3
Ministry of Emergency Management and Climate Readiness
21	Ministry Operations	53	—	—	—	—	3	50	—	—	—	53
22	Emergency and Disaster Management Act	—	—	—	—	—	—	—	—	—	—	—
	Total	53	—	—	—	—	3	50	—	—	—	53

GENERAL FUND CAPITAL EXPENDITURES ($000) continued

		Total					Office					Total
		2025/26					Furniture				Roads,	2026/27
		Capital		Land		Specialized	and		Information	Tenant	Bridges and	Capital
Vote and Statutory Appropriations		Expenditures	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenditures
Ministry of Energy and Climate Solutions
23	Ministry Operations	3	—	—	—	—	3	—	—	—	—	3
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	3	—	—	—	—	3	—	—	—	—	3
Ministry of Environment and Parks
24	Ministry Operations	32,556	2,000	26,614	—	2,330	10	1,840	—	—	—	32,794
25	Environmental Assessment Office	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	400	—	300	—	100	—	—	—	—	—	400
	Total	32,956	2,000	26,914	—	2,430	10	1,840	—	—	—	33,194
Ministry of Finance
26	Ministry Operations	300	—	—	—	—	10	160	—	—	—	170
27	Government Communications and Public Engagement	—	—	—	—	—	—	—	—	—	—	—
28	BC Public Service Agency	10	—	—	—	10	—	—	—	—	—	10
29	Benefits and Other Employment Costs	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	310	—	—	—	10	10	160	—	—	—	180
Ministry of Forests
30	Ministry Operations	54,903	—	837	11,150	543	18	6,330	—	—	20,300	39,178
31	Fire Management	14,762	—	—	2,000	4,001	—	5,000	—	—	—	11,001
	Statutory Appropriations	48,843	—	—	—	650	—	—	350	—	42,716	43,716
	Total	118,508	—	837	13,150	5,194	18	11,330	350	—	63,016	93,895
Ministry of Health
32	Ministry Operations	30	—	—	—	—	30	—	—	—	—	30
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	30	—	—	—	—	30	—	—	—	—	30
Ministry of Housing and Municipal Affairs
33	Ministry Operations	3	—	—	—	—	3	—	—	—	—	3
	Statutory Appropriations	1,813	—	6,117	—	—	—	—	—	—	—	6,117
	Total	1,816	—	6,117	—	—	3	—	—	—	—	6,120
Ministry of Indigenous Relations and Reconciliation
34	Ministry Operations	3	—	—	—	—	3	—	—	—	—	3
35	Treaty and Other Agreements Funding	—	—	—	—	—	—	—	—	—	—	—
36	Declaration Act Secretariat	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	3	—	—	—	—	3	—	—	—	—	3
Ministry of Infrastructure
37	Ministry Operations	201,112	18	—	97,422	—	503	—	—	24,058	—	122,001
Ministry of Jobs and Economic Growth
38	Ministry Operations	3	—	—	—	—	3	—	—	—	—	3
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	3	—	—	—	—	3	—	—	—	—	3

GENERAL FUND CAPITAL EXPENDITURES ($000) continued

Vote and Statutory Appropriations		Total 2025/26 Capital Expenditures	Land	Land Improvements	Buildings	Specialized Equipment	Office Furniture and Equipment	Vehicles	Information Systems	Tenant Improvements	Roads, Bridges and Ferries	Total 2026/27 Capital Expenditures
Ministry of Labour
39	Ministry Operations	3	—	—	—	—	3	—	—	—	—	3
Ministry of Mining and Critical Minerals
40	Ministry Operations	548	—	—	—	195	3	350	—	—	—	548
Ministry of Post-Secondary Education and Future Skills
41	Ministry Operations	504	—	—	—	—	4	—	500	—	—	504
Ministry of Public Safety and Solicitor General
42	Ministry Operations	4,701	—	—	—	3,564	17	866	—	—	—	4,447
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	4,701	—	—	—	3,564	17	866	—	—	—	4,447
Ministry of Social Development and Poverty Reduction
43	Ministry Operations	1,854	—	—	—	—	114	350	1,390	—	—	1,854
Ministry of Tourism, Arts, Culture and Sport
44	Ministry Operations	3	—	—	—	—	3	—	—	—	—	3
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	3	—	—	—	—	3	—	—	—	—	3
Ministry of Transportation and Transit
45	Ministry Operations	3,135	—	—	—	625	10	2,500	—	—	—	3,135
Ministry of Water, Land and Resource Stewardship
46	Ministry Operations	333	—	—	—	—	3	330	—	—	—	333
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	333	—	—	—	—	3	330	—	—	—	333
Management of Public Funds and Debt
47	Management of Public Funds and Debt	—	—	—	—	—	—	—	—	—	—	—
Other Appropriations
48	Contingencies	100,000	—	—	—	—	—	—	50,000	—	—	50,000
49	Capital Funding	—	—	—	—	—	—	—	—	—	—	—
50	Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—
51	Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—
52	Tax Transfers	—	—	—	—	—	—	—	—	—	—	—
53	Forest Practices Board	—	—	—	—	—	—	—	—	—	—	—
	Total	100,000	—	—	—	—	—	—	50,000	—	—	50,000
	Overall Total	653,158	2,018	33,868	115,587	21,812	1,081	22,274	198,612	24,758	63,016	483,026

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OPERATING EXPENSES BY STANDARD OBJECT ($000)

STOB	Description	Total	Adjustments		Adjusted Total
50	Base Salaries	3,321,276	(18,860	) [1]	3,302,416
51	Supplementary Salary Costs	44,569	—		44,569
52	Employee Benefits	1,812,310	(841,637	) [2]	970,673
54	Legislative Salaries and Indemnities	17,475	—		17,475
	Salaries and Benefits	5,195,630	(860,497)		4,335,133
55	Boards, Commissions and Courts - Fees and Expenses	21,635	—		21,635
57	Public Servant Travel	52,204	—		52,204
59	Centralized Management Support Services	102,675	(102,675	) [3]	—
60	Professional Services	1,401,095	(14,274	) [4]	1,386,821
63	Information Systems - Operating	574,204	(9,027	) [4]	565,177
65	Office and Business Expenses	110,271	(11,969	) [4]	98,302
67	Informational Advertising and Publications	10,738	—		10,738
68	Statutory Advertising and Publications	1,566	—		1,566
69	Utilities, Materials and Supplies	1,536,618	—		1,536,618
70	Operating Equipment and Vehicles	143,127	—		143,127
72	Non-Capital Roads and Bridges	3,520,851	—		3,520,851
73	Amortization	344,208	—		344,208
75	Building Occupancy Charges	353,091	(59,930	) [4]	293,161
	Operating Costs	8,172,283	(197,875)		7,974,408
77	Transfers - Grants	3,303,604	(2,510	) [4]	3,301,094
79	Transfers - Entitlements	42,988,592	—		42,988,592
80	Transfers - Shared Cost Arrangements	28,142,243	(100,884	) [4]	28,041,359
	Government Transfers	74,434,439	(103,394)		74,331,045
81	Transfers Between Votes and Special Accounts	297,495	(297,495	) [5]	—
83	Interest on the Public Debt	3,781,046	—		3,781,046
85	Other Expenses	8,368,850	(328,432	) [4]	8,040,418
	Other Expenses	12,447,391	(625,927)		11,821,464
86	Recoveries Between Votes and Special Accounts	(297,495)	297,495	[5]	—
88	Recoveries Within the Consolidated Revenue Fund	(1,490,198)	1,490,198	[6]	—
	Internal Recoveries	(1,787,693)	1,787,693		—
89	Recoveries Within the Government Reporting Entity	(6,660,125)	—		(6,660,125)
90	Recoveries External to the Government Reporting Entity	(6,193,925)	—		(6,193,925)
	External Recoveries	(12,854,050)	—		(12,854,050)
	Net Operating Expenses	85,608,000	—		85,608,000

[1]	Recoveries between ministries for base salaries.
[2]	Recoveries from ministries by the BC Public Service Agency and between ministries for employee benefits.
[3]	Recoveries from ministries by the Office of the Premier and Attorney General for centrally managed services such as legal services.
[4]	Recoveries between ministries for centralized services such as banking charges, workplace and technology services, professional services, grants, shared cost arrangements, or other corporate services.
[5]	Transfers between votes and special accounts.
[6]	Recoveries for costs referred to in Notes 1, 2, 3, and 4.

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SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS

OPERATING EXPENSES

LEGISLATIVE ASSEMBLY

($000)

VOTE 1 Legislative Assembly

	Total 2025/26 Operating					Total Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Legislative Assembly	138,852	41,917	401	20,939	12,299	75,556	—	586	—	6,246	5,559	4,824	269	217	3,358
Caucus Operations	11,151	7,918	—	2,011	—	9,929	—	—	—	—	—	2,336	—	—	—
Constituency Operations	37,203	—	—	3,265	—	3,265	—	—	—	660	2,470	408	—	—	—
Members' Remuneration	23,245	—	—	7,074	11,474	18,548	—	—	—	340	—	—	—	—	—
Independent Respectful Workplace Office	250	—	—	—	—	—	—	—	—	250	—	—	—	—	—
Parliamentary Operations	2,684	245	10	60	—	315	—	165	—	435	3	590	255	217	—
Legislative Assembly Administration	54,994	33,754	318	8,007	825	42,904	—	421	—	4,301	2,942	1,417	12	—	3,358
General Centralized and Accounting	9,325	—	73	522	—	595	—	—	—	260	144	73	2	—	—

Total	138,852	41,917	401	20,939	12,299	75,556	—	586	—	6,246	5,559	4,824	269	217	3,358

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
66	—	6,488	1,942	29,555	—	—	—	—	—	—	36,560	36,560	—	(120)	(120)	(1)	(1,164)	(1,165)	140,386
—	—	—	137	2,473	—	—	—	—	—	—	—	—	—	—	—	—	—	—	12,402
—	—	—	—	3,538	—	—	—	—	—	—	28,735	28,735	—	—	—	—	—	—	35,538
—	—	—	—	340	—	—	—	—	—	—	4,841	4,841	—	—	—	—	—	—	23,729
—	—	—	—	250	—	—	—	—	—	—	—	—	—	—	—	—	—	—	250
—	—	—	—	1,665	—	—	—	—	—	—	981	981	—	—	—	—	(101)	(101)	2,860
66	—	—	505	13,022	—	—	—	—	—	—	403	403	—	(120)	(120)	(1)	(1,063)	(1,064)	55,145
—	—	6,488	1,300	8,267	—	—	—	—	—	—	1,600	1,600	—	—	—	—	—	—	10,462

66	—	6,488	1,942	29,555	—	—	—	—	—	—	36,560	36,560	—	(120)	(120)	(1)	(1,164)	(1,165)	140,386

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Auditor General	26,981	15,273	110	4,019	422	19,824	—	621	—	1,305	2,000	530	10	—	—

Total	26,981	15,273	110	4,019	422	19,824	—	621	—	1,305	2,000	530	10	—	—

VOTE 3 Conflict of Interest Commissioner

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Conflict of Interest Commissioner	893	285	—	142	274	701	—	35	—	50	11	25	—	1	1

Total	893	285	—	142	274	701	—	35	—	50	11	25	—	1	1

VOTE 4 Elections BC

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Elections BC	14,802	8,373	4,148	3,094	414	16,029	—	82	—	819	4,154	914	560	—	56

Total	14,802	8,373	4,148	3,094	414	16,029	—	82	—	819	4,154	914	560	—	56

VOTE 5 Human Rights Commissioner

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Human Rights Commissioner	7,668	4,404	103	1,239	360	6,106	—	163	—	378	361	215	82	—	1

Total	7,668	4,404	103	1,239	360	6,106	—	163	—	378	361	215	82	—	1

VOTE 6 Information and Privacy Commissioner

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Information and Privacy Commissioner	10,933	6,400	45	1,745	422	8,612	—	99	—	706	619	190	—	20	36

Total	10,933	6,400	45	1,745	422	8,612	—	99	—	706	619	190	—	20	36

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
15	—	650	1,900	7,031	—	—	—	—	—	—	—	—	—	—	—	—	—	—	26,855

15	—	650	1,900	7,031	—	—	—	—	—	—	—	—	—	—	—	—	—	—	26,855

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	2	84	209	—	—	—	—	—	—	—	—	—	—	—	—	—	—	910

—	—	2	84	209	—	—	—	—	—	—	—	—	—	—	—	—	—	—	910

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
5	—	329	1,859	8,778	—	3,896	—	3,896	—	—	3	3	—	—	—	—	—	—	28,706

5	—	329	1,859	8,778	—	3,896	—	3,896	—	—	3	3	—	—	—	—	—	—	28,706

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	129	546	1,875	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	7,978

—	—	129	546	1,875	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	7,978

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
15	—	163	702	2,550	—	—	—	—	—	—	1,095	1,095	—	(1)	(1)	(1)	(1)	(2)	12,254

15	—	163	702	2,550	—	—	—	—	—	—	1,095	1,095	—	(1)	(1)	(1)	(1)	(2)	12,254

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Merit Commissioner

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Merit Commissioner	1,697	681	—	210	92	983	—	10	—	214	89	17	8	12	4

Total	1,697	681	—	210	92	983	—	10	—	214	89	17	8	12	4

VOTE 8 Ombudsperson

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Ombudsperson	15,332	12,059	108	3,254	422	15,843	—	103	—	372	825	398	70	3	43

Total	15,332	12,059	108	3,254	422	15,843	—	103	—	372	825	398	70	3	43

VOTE 9 Police Complaint Commissioner

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Police Complaint Commissioner	8,866	5,836	15	1,603	422	7,876	—	115	—	1,260	602	126	51	18	15

Total	8,866	5,836	15	1,603	422	7,876	—	115	—	1,260	602	126	51	18	15

VOTE 10 Representative for Children and Youth

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Representative for Children and Youth	12,603	8,144	125	2,145	422	10,836	—	405	—	482	738	411	—	—	5

Total	12,603	8,144	125	2,145	422	10,836	—	405	—	482	738	411	—	—	5

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	65	174	593	—	—	—	—	—	—	175	175	—	—	—	—	—	—	1,751

—	—	65	174	593	—	—	—	—	—	—	175	175	—	—	—	—	—	—	1,751

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	195	1,194	3,203	—	—	—	—	—	—	—	—	—	(1,912)	(1,912)	—	(1)	(1)	17,133

—	—	195	1,194	3,203	—	—	—	—	—	—	—	—	—	(1,912)	(1,912)	—	(1)	(1)	17,133

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
12	—	171	793	3,163	—	—	—	—	—	—	713	713	—	—	—	—	(1)	(1)	11,751

12	—	171	793	3,163	—	—	—	—	—	—	713	713	—	—	—	—	(1)	(1)	11,751

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	56	1,031	3,128	153	—	5	158	—	—	1	1	—	(358)	(358)	(1)	(1)	(2)	13,763

—	—	56	1,031	3,128	153	—	5	158	—	—	1	1	—	(358)	(358)	(1)	(1)	(2)	13,763

OFFICE OF THE PREMIER

($000)

VOTE 11 Office of the Premier

Description	Total 2025/26 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Intergovernmental Relations Secretariat	5,080	3,428	9	879	—	4,316	—	145	9	31	—	788	—	—	1
Cabinet Operations	2,260	1,617	2	411	—	2,030	—	19	16	1	—	64	—	—	1
Executive and Support Services	10,287	5,687	28	1,539	150	7,404	—	434	122	117	—	84	—	—	1
Premier's Office	6,387	3,901	5	1,052	150	5,108	—	390	—	100	—	40	—	—	—
Deputy Minister's Office	3,900	1,786	23	487	—	2,296	—	44	122	17	—	44	—	—	1

Total	17,627	10,732	39	2,829	150	13,750	—	598	147	149	—	936	—	—	3

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2026/27 Operating Expenses
12	—	—	11	997	700	—	366	1,066	—	—	9	9	—	(795)	(795)	(1)	(700)	(701)	4,892
1	—	5	1	108	1	—	—	1	—	—	47	47	—	(1)	(1)	(1)	(1)	(2)	2,183
25	—	7	1	791	1	—	—	1	—	—	66	66	—	(1)	(1)	(1)	(1)	(2)	8,259
1	—	2	—	533	—	—	—	—	—	—	66	66	—	—	—	—	—	—	5,707
24	—	5	1	258	1	—	—	1	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	2,552

38	—	12	13	1,896	702	—	366	1,068	—	—	122	122	—	(797)	(797)	(3)	(702)	(705)	15,334

MINISTRY OF AGRICULTURE AND FOOD

($000)

VOTE 12 Ministry Operations

Description	Total 2025/26 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Science, Policy and Inspection	21,477	12,739	19	3,235	—	15,993	—	194	—	472	—	136	—	—	587
Industry Competitiveness	47,092	10,410	59	2,677	—	13,146	—	169	—	665	985	216	800	—	10
Programs and Sector Resilience	20,241	5,337	23	1,356	—	6,716	—	314	—	2,747	—	620	40	—	192
Liquor and Cannabis Regulation	10,584	15,643	40	3,974	—	19,657	—	361	487	517	1,518	546	—	—	19
Liquor Regulation	1	8,811	20	2,238	—	11,069	—	221	147	300	525	300	—	—	5
Cannabis Regulation	8,038	5,030	20	1,278	—	6,328	—	100	325	117	990	216	—	—	14
Cannabis and Corporate Policy	2,545	1,802	—	458	—	2,260	—	40	15	100	3	30	—	—	—
BC Farm Industry Review Board	1,465	585	—	148	—	733	377	30	—	295	—	30	—	—	—
Executive and Support Services	6,447	1,131	—	319	78	1,528	—	135	452	210	—	447	—	—	—
Minister's Office	734	412	—	137	78	627	—	85	—	—	—	22	—	—	—
Corporate Services	5,713	719	—	182	—	901	—	50	452	210	—	425	—	—	—

Total	107,306	45,845	141	11,709	78	57,773	377	1,203	939	4,906	2,503	1,995	840	—	808

VOTE 13 Agricultural Land Commission

Description	Total 2025/26 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Agricultural Land Commission	5,500	3,435	—	872	—	4,307	414	60	28	392	132	69	—	21	26

Total	5,500	3,435	—	872	—	4,307	414	60	28	392	132	69	—	21	26

Statutory Appropriations

Description	Total 2025/26 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Production Insurance Account	55,209	—	—	—	—	—	—	—	—	1,550	—	—	—	—	—

Total	55,209	—	—	—	—	—	—	—	—	1,550	—	—	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2026/27 Operating Expenses
248	—	436	—	2,073	—	—	3,914	3,914	—	—	24	24	—	(3)	(3)	(3)	(521)	(524)	21,477
76	—	57	—	2,978	18,565	—	3,393	21,958	20,295	—	16	20,311	—	(2)	(2)	(3)	(10,548)	(10,551)	47,840
—	—	—	—	3,913	303	—	22,653	22,956	—	—	1	1	—	(1)	(1)	(1)	(13,343)	(13,344)	20,241
248	—	49	1,467	5,212	100	—	—	100	—	—	481	481	—	(2)	(2)	(2)	(14,862)	(14,864)	10,584
170	—	49	749	2,466	—	—	—	—	—	—	229	229	—	(1)	(1)	(1)	(13,761)	(13,762)	1
78	—	—	718	2,558	—	—	—	—	—	—	252	252	—	—	—	—	(1,100)	(1,100)	8,038
—	—	—	—	188	100	—	—	100	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	2,545
—	—	1	—	733	—	—	—	—	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	1,465
264	—	121	173	1,802	—	—	—	—	—	—	3,078	3,078	—	(1)	(1)	(1)	(1)	(2)	6,405
—	—	—	—	107	—	—	—	—	—	—	—	—	—	—	—	—	—	—	734
264	—	121	173	1,695	—	—	—	—	—	—	3,078	3,078	—	(1)	(1)	(1)	(1)	(2)	5,671

836	—	664	1,640	16,711	18,968	—	29,960	48,928	20,295	—	3,602	23,897	—	(10)	(10)	(11)	(39,276)	(39,287)	108,012

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2026/27 Operating Expenses
5	—	41	5	1,193	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	5,500

5	—	41	5	1,193	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	5,500

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2026/27 Operating Expenses
—	—	—	—	1,550	—	—	—	—	—	—	39,955	39,955	—	—	—	—	(1)	(1)	41,504

—	—	—	—	1,550	—	—	—	—	—	—	39,955	39,955	—	—	—	—	(1)	(1)	41,504

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 14 Ministry Operations

Description	Total 2025/26 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Justice Services	206,094	29,854	—	7,583	—	37,437	—	292	—	611	—	360	—	—	—
Indigenous Justice Secretariat	20,322	1,144	—	291	—	1,435	—	16	—	—	—	7	—	—	—
Prosecution Services	214,899	166,195	3,548	42,213	—	211,956	2,064	975	363	8,258	3	1,777	—	—	453
Court Services	162,003	114,049	6,039	29,164	—	149,252	2,939	1,699	83	2,980	552	3,274	—	—	1,781
Legal Services	41,828	92,570	1,084	23,906	—	117,560	20	776	—	50,973	578	1,718	—	51	—
Agencies, Boards, Commissions and Other Tribunals	54,809	40,645	434	11,260	—	52,339	5,268	538	—	4,244	1,685	1,171	66	28	5
Agencies, Boards, Commissions and Other Tribunals	54,808	30,490	93	7,777	—	38,360	5,071	409	—	2,186	1,390	820	30	23	5
British Columbia Utilities Commission	1	10,155	341	3,483	—	13,979	197	129	—	2,058	295	351	36	5	—
Multiculturalism and Anti-Racism	6,503	1,842	—	468	—	2,310	35	33	2	55	21	97	—	—	—
Executive and Support Services	15,320	4,271	18	1,117	78	5,484	—	149	72	331	—	100	—	12	3
Minister's Office	765	445	—	145	78	668	—	81	—	—	—	13	—	—	3
Corporate Services	14,555	3,826	18	972	—	4,816	—	68	72	331	—	87	—	12	—

Total	721,778	450,570	11,123	116,002	78	577,773	10,326	4,478	520	67,452	2,839	8,504	66	91	2,242

VOTE 15 Judiciary

Description	Total 2025/26 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Judiciary	112,754	80,477	130	20,601	—	101,208	5,385	2,116	29	524	2,939	2,147	—	—	135
Superior Courts	25,420	17,771	80	4,514	—	22,365	1	195	—	250	2,038	839	—	—	26
Provincial Courts	87,334	62,706	50	16,087	—	78,843	5,384	1,921	29	274	901	1,308	—	—	109

Total	112,754	80,477	130	20,601	—	101,208	5,385	2,116	29	524	2,939	2,147	—	—	135

VOTE 16 Crown Proceeding Act

Description	Total 2025/26 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Crown Proceeding Act	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2026/27 Operating Expenses
22	—	56	—	1,341	80	—	165,616	165,696	—	—	—	—	—	(1)	(1)	(10)	(2,392)	(2,402)	202,071
—	—	—	—	23	—	—	19,656	19,656	—	—	—	—	—	(90)	(90)	(1)	(1,764)	(1,765)	19,259
88	—	64	334	14,379	—	—	—	—	—	—	782	782	(1,688)	(1)	(1,689)	—	(1)	(1)	225,427
2,393	—	2,077	2,222	20,000	—	—	—	—	—	—	431	431	—	(1)	(1)	(1)	(2,852)	(2,853)	166,829
—	—	3	117	54,236	—	—	—	—	—	—	473	473	—	(120,820)	(120,820)	(290)	(10)	(300)	51,149
—	—	—	1,828	14,833	552	—	—	552	12,482	—	2	12,484	—	(3)	(3)	(1,278)	(22,753)	(24,031)	56,174
—	—	—	21	9,955	—	—	—	—	12,482	—	2	12,484	—	(3)	(3)	(1,278)	(3,345)	(4,623)	56,173
—	—	—	1,807	4,878	552	—	—	552	—	—	—	—	—	—	—	—	(19,408)	(19,408)	1
—	—	—	—	243	3,226	—	540	3,766	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	6,316
—	—	8,319	626	9,612	—	—	—	—	—	—	227	227	—	(1)	(1)	(1)	(1)	(2)	15,320
—	—	—	—	97	—	—	—	—	—	—	—	—	—	—	—	—	—	—	765
—	—	8,319	626	9,515	—	—	—	—	—	—	227	227	—	(1)	(1)	(1)	(1)	(2)	14,555

2,503	—	10,519	5,127	114,667	3,858	—	185,812	189,670	12,482	—	1,915	14,397	(1,688)	(120,918)	(122,606)	(1,582)	(29,774)	(31,356)	742,545

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2026/27 Operating Expenses
64	—	1,067	275	14,681	—	—	12	12	—	—	52	52	—	(2)	(2)	—	(1)	(1)	115,950
4	—	462	—	3,815	—	—	—	—	—	—	52	52	—	(1)	(1)	—	—	—	26,231
60	—	605	275	10,866	—	—	12	12	—	—	—	—	—	(1)	(1)	—	(1)	(1)	89,719

64	—	1,067	275	14,681	—	—	12	12	—	—	52	52	—	(2)	(2)	—	(1)	(1)	115,950

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2026/27 Operating Expenses
—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 17 Independent Investigations Office

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Independent Investigations Office	12,622	9,085	—	2,495	—	11,580	—	154	48	284	915	307	—	—	20

Total	12,622	9,085	—	2,495	—	11,580	—	154	48	284	915	307	—	—	20

Statutory Appropriations

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Guardian and Trustee Operating Account	12,311	30,324	383	7,702	—	38,409	—	279	—	1,865	3,972	995	—	—	5

Total	12,311	30,324	383	7,702	—	38,409	—	279	—	1,865	3,972	995	—	—	5

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2026/27 Operating Expenses
96	—	459	123	2,406	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	13,983

96	—	459	123	2,406	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	13,983

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2026/27 Operating Expenses
—	—	371	526	8,013	—	—	—	—	—	—	307	307	—	—	—	—	(34,247)	(34,247)	12,482

—	—	371	526	8,013	—	—	—	—	—	—	307	307	—	—	—	—	(34,247)	(34,247)	12,482

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 18 Ministry Operations

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Early Childhood Development	46,523	2,398	11	609	—	3,018	—	63	—	112	—	—	—	—	—
Services for Children and Youth with Support Needs	642,212	25,592	132	6,499	—	32,223	—	207	—	1,100	—	713	—	—	83
Child and Youth Mental Health Services	130,066	57,734	1,015	14,735	—	73,484	—	619	—	437	—	592	—	—	357
Child Safety, Family Support and Children in Care Services	1,326,498	165,116	3,415	41,982	—	210,513	—	1,447	23,949	234	—	36	83	22	84
Adoption Services	36,138	7,235	23	1,845	—	9,103	—	49	—	—	—	7	—	—	—
Youth Justice Services	55,524	29,231	876	7,428	—	37,535	—	228	—	27	—	6	—	—	831
Service Delivery Support	145,118	98,997	773	25,524	—	125,294	—	1,215	4,885	5,698	416	4,316	—	—	—
Executive and Support Services	18,413	13,012	12	3,356	102	16,482	—	382	2	—	—	988	—	—	—
Minister's Office	987	593	—	193	102	888	—	80	—	—	—	19	—	—	—
Corporate Services	17,426	12,419	12	3,163	—	15,594	—	302	2	—	—	969	—	—	—

Total	2,400,492	399,315	6,257	101,978	102	507,652	—	4,210	28,836	7,608	416	6,658	83	22	1,355

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	175	—	10	43,296	43,306	—	—	1	1	—	(570)	(570)	(1)	(1)	(2)	45,928
20	—	—	—	2,123	2,000	47,221	771,774	820,995	—	—	22	22	—	(36,801)	(36,801)	(1)	(3,728)	(3,729)	814,833
152	—	—	1,032	3,189	500	112	59,866	60,478	—	—	—	—	—	(8,768)	(8,768)	(660)	(115)	(775)	127,608
8	—	—	100	25,963	1,000	98,493	1,211,820	1,311,313	—	—	633	633	—	(1)	(1)	(148)	(75,213)	(75,361)	1,473,060
—	—	—	—	56	—	144	19,819	19,963	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	29,119
131	—	—	—	1,223	500	299	32,054	32,853	—	—	1	1	—	(1)	(1)	(1)	(17,984)	(17,985)	53,626
1,853	—	874	1,353	20,610	500	—	1,770	2,270	—	—	1,538	1,538	—	(1)	(1)	(1)	(198)	(199)	149,512
—	—	21	79	1,472	—	—	830	830	—	—	140	140	—	(1)	(1)	(1)	(680)	(681)	18,242
—	—	—	—	99	—	—	—	—	—	—	—	—	—	—	—	—	—	—	987
—	—	21	79	1,373	—	—	830	830	—	—	140	140	—	(1)	(1)	(1)	(680)	(681)	17,255

2,164	—	895	2,564	54,811	4,500	146,279	2,141,229	2,292,008	—	—	2,335	2,335	—	(46,144)	(46,144)	(814)	(97,920)	(98,734)	2,711,928

MINISTRY OF CITIZENS' SERVICES

($000)

VOTE 19 Ministry Operations

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Services to Citizens and Businesses	46,772	36,961	262	9,470	—	46,693	—	433	201	968	12,469	1,098	—	20	45
Service BC Operations	45,981	32,461	228	8,327	—	41,016	—	390	105	536	8,668	607	—	—	22
BC Online	790	2,286	2	581	—	2,869	—	10	85	432	2,999	109	—	—	—
BC Registry Services	1	2,214	32	562	—	2,808	—	33	11	—	802	382	—	20	23
Connected Services BC	669,267	181,411	901	46,511	—	228,823	—	667	2,903	17,088	437,246	3,328	—	17	74
Connectivity	24,235	2,742	—	697	—	3,439	—	40	62	223	430	44	—	—	—
Procurement and Supply Services	12,265	25,438	573	6,461	—	32,472	—	127	926	3,473	6,387	1,054	—	—	2,379
Executive and Support Services	6,305	4,408	6	1,152	60	5,626	—	82	298	128	46	133	—	—	—
Minister's Office	715	431	—	133	60	624	—	59	—	—	10	20	—	—	—
Corporate Services	5,590	3,977	6	1,019	—	5,002	—	23	298	128	36	113	—	—	—

Total	758,844	250,960	1,742	64,291	60	317,053	—	1,349	4,390	21,880	456,578	5,657	—	37	2,498

30

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	3,287	251	18,772	—	—	—	—	—	—	907	907	—	(7,068)	(7,068)	(401)	(12,131)	(12,532)	46,772
—	—	2,082	9	12,419	—	—	—	—	—	—	816	816	—	(7,068)	(7,068)	(401)	(801)	(1,202)	45,981
—	—	5	237	3,877	—	—	—	—	—	—	9	9	—	—	—	—	(5,965)	(5,965)	790
—	—	1,200	5	2,476	—	—	—	—	—	—	82	82	—	—	—	—	(5,365)	(5,365)	1
6	—	101,687	288	563,304	851	36,979	—	37,830	—	—	40,857	40,857	(1)	(123,686)	(123,687)	(45,998)	(49,367)	(95,365)	651,762
—	—	—	—	799	—	—	20,000	20,000	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	24,235
6,403	—	341	3,954	25,044	—	—	—	—	—	—	69,398	69,398	—	(68,465)	(68,465)	(12,285)	(33,899)	(46,184)	12,265
7	—	17	—	711	—	—	—	—	—	—	26	26	—	(23)	(23)	(4)	(31)	(35)	6,305
—	—	2	—	91	—	—	—	—	—	—	—	—	—	—	—	—	—	—	715
7	—	15	—	620	—	—	—	—	—	—	26	26	—	(23)	(23)	(4)	(31)	(35)	5,590

6,416	—	105,332	4,493	608,630	851	36,979	20,000	57,830	—	—	111,188	111,188	(1)	(199,243)	(199,244)	(58,689)	(95,429)	(154,118)	741,339

31

MINISTRY OF EDUCATION AND CHILD CARE

($000)

VOTE 20 Ministry Operations

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Schools	8,185,316	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Independent Schools	589,091	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Transfers to Other Partners	63,527	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Child Care	857,222	53,373	431	13,557	—	67,361	—	710	813	305	1	2,479	98	—	—
Executive and Support Services	40,759	25,193	9	6,441	78	31,721	13	731	852	8,064	2	571	373	200	24
Minister's Office	1,014	648	—	197	78	923	—	70	—	—	1	20	—	—	—
Corporate Services	39,745	24,545	9	6,244	—	30,798	13	661	852	8,064	1	551	373	200	24

Total	9,735,915	78,566	440	19,998	78	99,082	13	1,441	1,665	8,369	3	3,050	471	200	24

Statutory Appropriations

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
British Columbia Training and Education Savings Program	30,001	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Teachers Act Special Account	9,082	4,947	—	1,257	—	6,204	505	30	900	51	239	691	—	—	—

Total	39,083	4,947	—	1,257	—	6,204	505	30	900	51	239	691	—	—	—

32

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	201,522	8,112,844	70,493	8,384,859	—	—	1	1	—	(1)	(1)	(1)	(11,999)	(12,000)	8,372,859
—	—	—	—	—	4,506	599,951	—	604,457	—	—	—	—	—	(1)	(1)	—	—	—	604,456
—	—	—	—	—	39,881	29,546	1,612	71,039	—	—	—	—	—	(1)	(1)	(350)	(5,406)	(5,756)	65,282
—	—	1	958	5,365	1,515,985	190,500	285,912	1,992,397	—	—	5,466	5,466	—	(1)	(1)	(1)	(1,123,365)	(1,123,366)	947,222
—	—	1	—	10,831	301	—	829	1,130	—	—	796	796	(1)	(1)	(2)	(1)	(4,705)	(4,706)	39,770
—	—	—	—	91	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,014
—	—	1	—	10,740	301	—	829	1,130	—	—	796	796	(1)	(1)	(2)	(1)	(4,705)	(4,706)	38,756

—	—	2	958	16,196	1,762,195	8,932,841	358,846	11,053,882	—	—	6,263	6,263	(1)	(5)	(6)	(353)	(1,145,475)	(1,145,828)	10,029,589

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	30,000	—	30,000	1	—	—	1	—	—	—	—	—	—	30,001
—	—	—	455	2,871	—	—	—	—	1	—	98	99	—	—	—	—	—	—	9,174

—	—	—	455	2,871	—	30,000	—	30,000	2	—	98	100	—	—	—	—	—	—	39,175

33

MINISTRY OF EMERGENCY MANAGEMENT AND CLIMATE READINESS

($000)

VOTE 21 Ministry Operations

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Emergency and Disaster Management Operations	36,749	20,554	6	5,220	—	25,780	—	400	1	1,371	—	230	—	—	95
Climate Readiness Programs	36,884	4,557	—	1,157	—	5,714	—	190	1	273	—	1	—	—	—
Executive and Support Services	5,749	3,970	—	1,033	60	5,063	—	113	99	85	—	139	—	—	10
Minister's Office	799	501	—	151	60	712	—	65	—	—	—	22	—	—	—
Corporate Services	4,950	3,469	—	882	—	4,351	—	48	99	85	—	117	—	—	10

Total	79,382	29,081	6	7,410	60	36,557	—	703	101	1,729	—	370	—	—	105

VOTE 22 Emergency and Disaster Management Act

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Emergency and Disaster Management Act	30,000	—	—	—	—	—	—	200	—	7,000	—	—	—	—	7,500
Financial Assistance	6,420	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	36,420	—	—	—	—	—	—	200	—	7,000	—	—	—	—	7,500

34

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
346	—	152	1,417	4,012	780	—	5,963	6,743	—	—	—	—	—	(1)	(1)	(1)	(490)	(491)	36,043
—	—	—	—	465	—	—	36,902	36,902	—	—	2	2	—	(1)	(1)	(1)	(10,000)	(10,001)	33,081
60	—	111	110	727	—	—	—	—	—	—	18	18	—	(527)	(527)	(1)	(1)	(2)	5,279
—	—	—	—	87	—	—	—	—	—	—	—	—	—	—	—	—	—	—	799
60	—	111	110	640	—	—	—	—	—	—	18	18	—	(527)	(527)	(1)	(1)	(2)	4,480

406	—	263	1,527	5,204	780	—	42,865	43,645	—	—	20	20	—	(529)	(529)	(3)	(10,491)	(10,494)	74,403

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
2,000	7,000	—	—	23,700	120	3,181	3,000	6,301	—	—	1	1	—	(1)	(1)	—	(1)	(1)	30,000
—	—	—	—	—	—	6,420	—	6,420	—	—	—	—	—	—	—	—	—	—	6,420

2,000	7,000	—	—	23,700	120	9,601	3,000	12,721	—	—	1	1	—	(1)	(1)	—	(1)	(1)	36,420

35

MINISTRY OF ENERGY AND CLIMATE SOLUTIONS

($000)

VOTE 23 Ministry Operations

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Climate Action	18,710	8,134	—	2,066	—	10,200	—	132	—	2,234	—	6,846	—	—	9
CleanBC Program for Industry and BC-Output Based Pricing System	4,151	4,162	—	1,056	—	5,218	—	31	—	1,200	—	68	—	—	—
Energy Decarbonization	36,978	7,466	—	1,896	—	9,362	—	79	—	1,671	—	88	354	—	—
Electricity and Utility Regulation	3,219	2,945	—	746	—	3,691	—	79	300	603	—	74	20	—	—
Energy Resources	18,275	8,799	—	2,235	—	11,034	—	351	—	2,443	—	362	—	—	69
Executive and Support Services	4,872	2,052	17	547	60	2,676	—	144	359	56	1	201	—	—	22
Minister's Office	821	518	—	156	60	734	—	66	—	—	—	24	—	—	—
Corporate Services	4,051	1,534	17	391	—	1,942	—	78	359	56	1	177	—	—	22

Total	86,205	33,558	17	8,546	60	42,181	—	816	659	8,207	1	7,639	374	—	100

Statutory Appropriations

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
First Nations Clean Energy Business Fund special account	10,359	159	—	41	—	200	—	—	—	—	—	—	—	—	—
Innovative Clean Energy Fund special account	10,905	325	—	82	—	407	—	5	—	16	—	5	—	—	—

Total	21,264	484	—	123	—	607	—	5	—	16	—	5	—	—	—

36

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	9,221	570	—	550	1,120	—	—	6	6	(1,305)	(2,000)	(3,305)	(1)	(82)	(83)	17,159
—	—	—	—	1,299	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	6,514
—	—	—	—	2,192	—	—	24,863	24,863	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	36,415
—	—	—	—	1,076	—	—	1,505	1,505	—	—	3	3	—	(1)	(1)	(1)	(3,329)	(3,330)	2,944
63	—	5,585	—	8,873	—	—	100	100	—	—	55	55	—	(1)	(1)	(1)	(1)	(2)	20,059
1	—	45	210	1,039	12	—	—	12	—	—	2,872	2,872	—	(2)	(2)	(2)	(2)	(4)	6,593
—	—	—	—	90	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	821
1	—	45	210	949	12	—	—	12	—	—	2,872	2,872	—	(1)	(1)	(1)	(1)	(2)	5,772

64	—	5,630	210	23,700	582	—	27,018	27,600	—	—	2,937	2,937	(1,305)	(2,006)	(3,311)	(7)	(3,416)	(3,423)	89,684

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	7,851	—	2,534	10,385	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	10,582
—	—	—	—	26	—	—	8,305	8,305	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	8,735

—	—	—	—	26	7,851	—	10,839	18,690	—	—	—	—	—	(2)	(2)	(2)	(2)	(4)	19,317

37

MINISTRY OF ENVIRONMENT AND PARKS

($000)

VOTE 24 Ministry Operations

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Protection	30,556	34,383	294	8,833	—	43,510	—	881	—	6,400	—	1,418	—	—	1,003
Conservation and Recreation Division	98,936	42,470	208	10,905	—	53,583	—	1,072	—	2,158	—	1,349	—	19	19,136
Executive and Support Services	25,863	3,401	13	888	60	4,362	—	168	1,509	170	—	1,329	—	—	58
Minister's Office	817	504	—	152	60	716	—	90	—	—	—	11	—	—	—
Corporate Services	25,046	2,897	13	736	—	3,646	—	78	1,509	170	—	1,318	—	—	58

Total	155,355	80,254	515	20,626	60	101,455	—	2,121	1,509	8,728	—	4,096	—	19	20,197

VOTE 25 Environmental Assessment Office

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Assessment Office	16,781	9,510	62	2,423	—	11,995	1	496	645	703	—	158	—	—	3

Total	16,781	9,510	62	2,423	—	11,995	1	496	645	703	—	158	—	—	3

Statutory Appropriations

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Park Enhancement Fund special account	13,033	5,636	100	1,431	—	7,167	—	236	—	4,808	700	42	—	—	3,483
Sustainable Environment Fund	28,690	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	41,723	5,636	100	1,431	—	7,167	—	236	—	4,808	700	42	—	—	3,483

38

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
863	—	216	18	10,799	195	—	4,447	4,642	—	—	445	445	(26,632)	(1)	(26,633)	(26)	(2,190)	(2,216)	30,547
676	—	15,267	—	39,677	195	—	265	460	—	—	91	91	(436)	(2)	(438)	(2)	(353)	(355)	93,018
2,491	—	3,103	691	9,519	48	—	—	48	—	—	12,166	12,166	(317)	(1)	(318)	(1)	(1)	(2)	25,775
—	—	—	—	101	—	—	—	—	—	—	—	—	—	—	—	—	—	—	817
2,491	—	3,103	691	9,418	48	—	—	48	—	—	12,166	12,166	(317)	(1)	(318)	(1)	(1)	(2)	24,958

4,030	—	18,586	709	59,995	438	—	4,712	5,150	—	—	12,702	12,702	(27,385)	(4)	(27,389)	(29)	(2,544)	(2,573)	149,340

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
2	—	5	1	2,014	2,400	—	1,150	3,550	—	—	124	124	—	(1)	(1)	(1)	(900)	(901)	16,781

2	—	5	1	2,014	2,400	—	1,150	3,550	—	—	124	124	—	(1)	(1)	(1)	(900)	(901)	16,781

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	9,269	1,016	—	1,848	2,864	—	—	800	800	—	—	—	(800)	—	(800)	19,300
—	—	—	—	—	—	—	—	—	28,690	—	—	28,690	—	—	—	—	—	—	28,690

—	—	—	—	9,269	1,016	—	1,848	2,864	28,690	—	800	29,490	—	—	—	(800)	—	(800)	47,990

39

MINISTRY OF FINANCE

($000)

VOTE 26 Ministry Operations

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treasury Board Staff	9,939	7,613	60	1,934	—	9,607	—	54	102	73	—	69	—	221	1
Office of the Comptroller General	16,329	14,847	114	3,771	—	18,732	—	42	118	10	—	240	—	12	—
Office of the Comptroller General	13,464	11,410	94	2,898	—	14,402	—	6	116	—	—	226	—	12	—
Internal Audit and Advisory Services	2,865	3,437	20	873	—	4,330	—	36	2	10	—	14	—	—	—
Treasury	1	7,626	46	1,987	—	9,659	—	49	180	615	—	815	—	—	—
Revenue Division	275,125	81,446	827	20,689	—	102,962	—	1,088	3,581	5,866	—	8,197	504	5	17
Policy and Legislation	9,134	6,584	12	1,672	—	8,268	1,379	80	641	75	—	214	—	1	—
Policy and Legislation	9,133	6,265	12	1,591	—	7,868	—	68	621	29	—	45	—	1	—
Assessment Services	1	319	—	81	—	400	1,379	12	20	46	—	169	—	—	—
Public Sector Employers' Council Secretariat	31,992	2,474	40	628	—	3,142	—	100	100	25	—	49	—	—	—
Crown Agencies Secretariat	7,420	4,367	35	1,117	—	5,519	—	59	305	515	—	99	—	—	5
Transfers to Crown Corporations and Agencies	6,361	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Innovate BC	6,361	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	28,036	13,567	65	3,506	96	17,234	—	871	371	8,248	—	463	773	—	6
Minister's Office	1,440	914	—	272	96	1,282	—	133	—	—	—	22	—	—	—
Corporate Services	26,596	12,653	65	3,234	—	15,952	—	738	371	8,248	—	441	773	—	6

Total	384,337	138,524	1,199	35,304	96	175,123	1,379	2,343	5,398	15,427	—	10,146	1,277	239	29

VOTE 27 Government Communications and Public Engagement

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Government Communications	30,630	20,293	100	5,215	—	25,608	—	176	34	790	—	932	2,337	—	38

Total	30,630	20,293	100	5,215	—	25,608	—	176	34	790	—	932	2,337	—	38

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
12	—	43	2	577	—	—	—	—	—	—	12	12	—	(250)	(250)	(1)	(9)	(10)	9,936
—	—	195	—	617	—	—	—	—	—	—	16	16	—	(2,837)	(2,837)	(207)	(2)	(209)	16,319
—	—	195	—	555	—	—	—	—	—	—	11	11	—	(1,454)	(1,454)	(58)	(1)	(59)	13,455
—	—	—	—	62	—	—	—	—	—	—	5	5	—	(1,383)	(1,383)	(149)	(1)	(150)	2,864
—	—	9	1	1,669	—	—	—	—	—	—	46,306	46,306	—	(11,969)	(11,969)	(1,135)	(44,529)	(45,664)	1
91	—	3,619	55	23,023	85,711	7,780	2,467	95,958	—	—	73,345	73,345	—	(1,566)	(1,566)	(1,001)	(17,706)	(18,707)	275,015
—	—	4	—	2,394	—	—	—	—	—	—	2	2	—	(1)	(1)	(2,030)	(1)	(2,031)	8,632
—	—	—	—	764	—	—	—	—	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	8,631
—	—	4	—	1,630	—	—	—	—	—	—	—	—	—	—	—	(2,029)	—	(2,029)	1
—	—	—	—	274	29,002	900	—	29,902	—	—	3	3	—	(2,510)	(2,510)	(1)	(20)	(21)	30,790
—	—	—	410	1,393	—	—	85,000	85,000	—	—	14	14	—	(32)	(32)	(1)	(85,002)	(85,003)	6,891
—	—	—	—	—	—	—	6,361	6,361	—	—	—	—	—	—	—	—	—	—	6,361
—	—	—	—	—	—	—	6,361	6,361	—	—	—	—	—	—	—	—	—	—	6,361
8	—	3	1	10,744	170	—	—	170	—	—	54	54	—	(282)	(282)	(1)	(1)	(2)	27,918
—	—	—	—	155	—	—	—	—	—	—	3	3	—	—	—	—	—	—	1,440
8	—	3	1	10,589	170	—	—	170	—	—	51	51	—	(282)	(282)	(1)	(1)	(2)	26,478

111	—	3,873	469	40,691	114,883	8,680	93,828	217,391	—	—	119,752	119,752	—	(19,447)	(19,447)	(4,377)	(147,270)	(151,647)	381,863

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	300	15	4,622	—	—	—	—	—	—	61	61	—	(600)	(600)	(200)	(61)	(261)	29,430

—	—	300	15	4,622	—	—	—	—	—	—	61	61	—	(600)	(600)	(200)	(61)	(261)	29,430

MINISTRY OF FINANCE

($000)

VOTE 28 BC Public Service Agency

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Public Service Agency	119,693	68,151	402	17,311	—	85,864	—	1,143	307	2,186	28,119	5,137	780	—	—
Ministry HR Services	35,534	26,623	190	6,762	—	33,575	—	16	—	248	—	484	—	—	—
Human Resources Operations	18,198	13,593	120	3,453	—	17,166	—	164	—	29	—	373	780	—	—
Strategy, Policy and Partnerships	11,010	7,490	63	1,902	—	9,455	—	410	—	1,306	—	1,171	—	—	—
Communications, Learning and Engagement	2,125	4,349	10	1,105	—	5,464	—	89	—	378	—	1,374	—	—	—
Employee Relations	5,796	4,473	1	1,136	—	5,610	—	265	246	—	—	120	—	—	—
Corporate Services	47,030	11,623	18	2,953	—	14,594	—	199	61	225	28,119	1,615	—	—	—

Total	119,693	68,151	402	17,311	—	85,864	—	1,143	307	2,186	28,119	5,137	780	—	—

VOTE 29 Benefits and Other Employment Costs

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Benefits and Other Employment Costs	1	11,386	—	880,632	—	892,018	—	187	3,457	1,241	1,097	440	—	—	—
Pension Contribution and Retirement Benefits	511,118	—	—	546,009	—	546,009	—	—	—	—	—	—	—	—	—
Employer Health Tax	67,826	—	—	70,000	—	70,000	—	—	—	—	—	—	—	—	—
Employee Health Benefits	167,783	—	—	255,789	—	255,789	—	—	—	—	—	—	—	—	—
Long Term Disability	49,099	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Benefits	9,079	—	—	5,942	—	5,942	—	—	3,457	250	—	—	—	—	—
Benefits Administration	11,970	11,386	—	2,892	—	14,278	—	187	—	991	1,097	440	—	—	—
Recoveries	(816,874)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	11,386	—	880,632	—	892,018	—	187	3,457	1,241	1,097	440	—	—	—

Statutory Appropriations

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
First Nations Equity Financing special account	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Housing Priority Initiatives special account	878,154	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Insurance and Risk Management Account	6,177	5,732	5	1,456	—	7,193	—	100	1,070	1,019	—	162	—	—	—
Land Tax Deferment Act	92,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Long Term Disability Fund special account	76,496	—	—	74,500	—	74,500	—	—	—	901	—	—	—	—	—
Provincial Home Acquisition Wind Up special account	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,052,837	5,732	5	75,956	—	81,693	—	100	1,070	1,920	—	162	—	—	—

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	491	93	38,256	—	—	—	—	—	—	14,945	14,945	(450)	(18,888)	(19,338)	(2,478)	(1,899)	(4,377)	115,350
—	—	—	—	748	—	—	—	—	—	—	3,044	3,044	—	(2,843)	(2,843)	(263)	—	(263)	34,261
—	—	—	—	1,346	—	—	—	—	—	—	45	45	—	(325)	(325)	(25)	(25)	(50)	18,182
—	—	—	83	2,970	—	—	—	—	—	—	—	—	—	(1,590)	(1,590)	—	(4)	(4)	10,831
—	—	—	—	1,841	—	—	—	—	—	—	8,049	8,049	—	(13,286)	(13,286)	—	—	—	2,068
—	—	—	—	631	—	—	—	—	—	—	9	9	(450)	(3)	(453)	—	(6)	(6)	5,791
—	—	491	10	30,720	—	—	—	—	—	—	3,798	3,798	—	(841)	(841)	(2,190)	(1,864)	(4,054)	44,217

—	—	491	93	38,256	—	—	—	—	—	—	14,945	14,945	(450)	(18,888)	(19,338)	(2,478)	(1,899)	(4,377)	115,350

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	6,422	—	—	350	350	38,228	—	201	38,429	(14,093)	(833,483)	(847,576)	(14,009)	(75,633)	(89,642)	1
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(4,695)	(9,224)	(13,919)	532,090
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,174)	(2,174)	67,826
—	—	—	—	—	—	—	—	—	—	—	—	—	(10,767)	—	(10,767)	(8,606)	(61,178)	(69,784)	175,238
—	—	—	—	—	—	—	—	—	38,228	—	—	38,228	—	—	—	(336)	(995)	(1,331)	36,897
—	—	—	—	3,707	—	—	—	—	—	—	—	—	(12)	—	(12)	(68)	(490)	(558)	9,079
—	—	—	—	2,715	—	—	350	350	—	—	201	201	(3,314)	(83)	(3,397)	(304)	(1,572)	(1,876)	12,271
—	—	—	—	—	—	—	—	—	—	—	—	—	—	(833,400)	(833,400)	—	—	—	(833,400)

—	—	—	—	6,422	—	—	350	350	38,228	—	201	38,429	(14,093)	(833,483)	(847,576)	(14,009)	(75,633)	(89,642)	1

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	480,833	—	—	480,833	—	—	9,610	9,610	—	—	—	(9,600)	—	(9,600)	480,843
4,480	—	50	—	6,881	—	—	—	—	—	—	42,379	42,379	—	(47,729)	(47,729)	(2,270)	(151)	(2,421)	6,303
—	—	—	—	—	92,000	—	—	92,000	—	—	—	—	—	—	—	—	—	—	92,000
—	—	—	—	901	—	—	—	—	14,543	—	70	14,613	—	(763)	(763)	(2,280)	(9,795)	(12,075)	77,176
—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10

4,480	—	50	—	7,782	572,833	—	—	572,833	14,543	—	52,069	66,612	—	(48,492)	(48,492)	(14,150)	(9,946)	(24,096)	656,332

MINISTRY OF FORESTS

($000)

VOTE 30 Ministry Operations

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Provincial Operations	115,822	22,162	115	5,630	—	27,907	—	79	—	26,627	121	245	—	—	224
Office of the Chief Forester	48,806	19,312	76	4,905	—	24,293	—	448	—	10,863	150	181	—	6	3,261
Tenures and Economics	21,205	12,010	129	3,049	—	15,188	—	253	—	649	210	197	—	—	1
Fire Preparedness	49,290	27,182	9	6,904	—	34,095	—	1	—	1,244	61	792	—	1	1,697
Regional Operations	101,032	68,912	701	17,504	—	87,117	—	581	95	11,009	353	1,206	—	14	548
Transfers to Crown Corporations and Agencies	40,366	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forestry Innovation Investment Ltd.	20,366	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forest Enhancement Society of BC	20,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	43,529	8,880	43	2,282	60	11,265	—	285	5,928	1,738	188	965	—	—	870
Minister's Office	975	603	—	177	60	840	—	102	—	—	10	23	—	—	—
Corporate Services	42,554	8,277	43	2,105	—	10,425	—	183	5,928	1,738	178	942	—	—	870

Total	420,050	158,458	1,073	40,274	60	199,865	—	1,647	6,023	52,130	1,083	3,586	—	21	6,601

VOTE 31 Fire Management

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Fire Management	238,047	92,071	4,247	23,386	—	119,704	—	2,261	1,000	47,967	2,145	3,577	—	149	14,789

Total	238,047	92,071	4,247	23,386	—	119,704	—	2,261	1,000	47,967	2,145	3,577	—	149	14,789

Statutory Appropriations

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Timber Sales Account	240,147	33,004	208	8,383	—	41,595	—	876	850	92,727	679	690	—	20	1,050
Forest Stand Management Fund	—	—	—	—	—	—	—	32	—	637	—	10	—	—	84

Total	240,147	33,004	208	8,383	—	41,595	—	908	850	93,364	679	700	—	20	1,134

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
311	27,467	5,764	—	60,838	—	—	—	—	25,449	—	28	25,477	(401)	(87)	(488)	(3)	(78)	(81)	113,653
1,714	10	19	55	16,707	265	—	4,326	4,591	4,430	—	249	4,679	(101)	(361)	(462)	(1)	(2,374)	(2,375)	47,433
59	—	—	23	1,392	20	—	66	86	—	—	578	578	(2)	(3)	(5)	(753)	(3)	(756)	16,483
552	—	—	606	4,954	5,932	—	2,325	8,257	—	—	24	24	(1)	(1)	(2)	(1)	(36)	(37)	47,291
910	366	407	4	15,493	780	—	2,521	3,301	—	—	191	191	(1,503)	(535)	(2,038)	(1)	(5,212)	(5,213)	98,851
—	—	—	—	—	—	—	39,736	39,736	—	—	—	—	—	—	—	—	—	—	39,736
—	—	—	—	—	—	—	20,366	20,366	—	—	—	—	—	—	—	—	—	—	20,366
—	—	—	—	—	—	—	19,370	19,370	—	—	—	—	—	—	—	—	—	—	19,370
5,081	—	16,146	277	31,478	—	—	—	—	1	—	14,416	14,417	(8,098)	(5,681)	(13,779)	(429)	(1)	(430)	42,951
—	—	—	—	135	—	—	—	—	—	—	—	—	—	—	—	—	—	—	975
5,081	—	16,146	277	31,343	—	—	—	—	1	—	14,416	14,417	(8,098)	(5,681)	(13,779)	(429)	(1)	(430)	41,976

8,627	27,843	22,336	965	130,862	6,997	—	48,974	55,971	29,880	—	15,486	45,366	(10,106)	(6,668)	(16,774)	(1,188)	(7,704)	(8,892)	406,398

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
55,360	—	105	—	127,353	2,920	—	4,655	7,575	—	—	62	62	(1,800)	(1)	(1,801)	(1)	(17,190)	(17,191)	235,702

55,360	—	105	—	127,353	2,920	—	4,655	7,575	—	—	62	62	(1,800)	(1)	(1,801)	(1)	(17,190)	(17,191)	235,702

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
1,890	—	42,364	50	141,196	150	—	49	199	11,906	—	102,493	114,399	(29,880)	(1)	(29,881)	(1)	(1)	(2)	267,506
11	—	—	—	774	250	—	—	250	—	—	—	—	—	—	—	—	(1,024)	(1,024)	—

1,901	—	42,364	50	141,970	400	—	49	449	11,906	—	102,493	114,399	(29,880)	(1)	(29,881)	(1)	(1,025)	(1,026)	267,506

MINISTRY OF HEALTH

($000)

VOTE 32 Ministry Operations

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Health Programs	34,762,544	—	—	—	—	—	—	—	—	66,061	—	—	—	—	—
Regional Services	24,782,281	—	—	—	—	—	—	—	—	1	—	—	—	—	—
Medical Services Plan	8,128,050	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	1,787,903	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	64,310	—	—	—	—	—	—	—	—	66,060	—	—	—	—	—
Recoveries from Health Special Account	(147,250)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	254,108	159,553	469	40,574	114	200,710	1,192	1,383	7,201	39,211	17,548	5,957	2,620	199	248
Minister's Office	1,271	778	—	244	114	1,136	—	113	—	—	—	22	—	—	—
Stewardship and Corporate Services	252,837	158,775	469	40,330	—	199,574	1,192	1,270	7,201	39,211	17,548	5,935	2,620	199	248

Total	34,869,402	159,553	469	40,574	114	200,710	1,192	1,383	7,201	105,272	17,548	5,957	2,620	199	248

Statutory Appropriations

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Health Special Account	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	66,061	22,213	24,344,811	12,970,582	37,337,606	—	—	151	151	—	(3,201)	(3,201)	(6)	(1,541,565)	(1,541,571)	35,859,046
—	—	—	—	1	22,213	24,344,811	1,670,633	26,037,657	—	—	—	—	—	(1)	(1)	(6)	(750,302)	(750,308)	25,287,349
—	—	—	—	—	—	—	9,130,032	9,130,032	—	—	150	150	—	(3,200)	(3,200)	—	(217,000)	(217,000)	8,909,982
—	—	—	—	—	—	—	2,169,917	2,169,917	—	—	1	1	—	—	—	—	(572,513)	(572,513)	1,597,405
—	—	—	—	66,060	—	—	—	—	—	—	—	—	—	—	—	—	(1,750)	(1,750)	64,310
—	—	—	—	—	—	—	—	—	—	—	—	—	(147,250)	—	(147,250)	—	—	—	(147,250)
58	—	—	3,546	79,163	32	—	4,813	4,845	—	—	7,765	7,765	—	(24,249)	(24,249)	(4,808)	(6,347)	(11,155)	257,079
—	—	—	—	135	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,271
58	—	—	3,546	79,028	32	—	4,813	4,845	—	—	7,765	7,765	—	(24,249)	(24,249)	(4,808)	(6,347)	(11,155)	255,808

58	—	—	3,546	145,224	22,245	24,344,811	12,975,395	37,342,451	—	—	7,916	7,916	(147,250)	(27,450)	(174,700)	(4,814)	(1,547,912)	(1,552,726)	35,968,875

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

MINISTRY OF HOUSING AND MUNICIPAL AFFAIRS

($000)

VOTE 33 Ministry Operations

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Building, Governance and Innovation	6,675	4,875	1	1,238	—	6,114	—	79	—	90	46	51	—	—	—
Housing and Homelessness Programs	22,894	16,485	23	4,188	—	20,696	—	64	316	4,036	2,157	1,019	—	—	—
Residential Tenancy	15,834	11,883	23	3,019	—	14,925	—	36	1	362	39	184	—	—	—
Short-Term Rental Branch	—	2,376	—	604	—	2,980	—	—	300	—	2,091	827	—	—	—
Housing and Homelessness	7,060	2,226	—	565	—	2,791	—	28	15	3,674	27	8	—	—	—
Housing and Land Use Policy	15,054	6,722	3	1,707	—	8,432	—	23	342	502	852	26	—	—	—
Local Government	224,359	11,092	91	2,817	—	14,000	—	143	665	2,959	130	551	—	2	7,941
Local Government Services and Transfers	218,159	9,021	55	2,291	—	11,367	—	133	545	129	—	136	—	2	—
University Endowment Lands	6,200	2,071	36	526	—	2,633	—	10	120	2,830	130	415	—	—	7,941
Transfers to Crown Corporations and Agencies	1,224,953	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Housing Management Commission	1,224,953	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	12,760	8,829	51	2,267	60	11,207	—	157	27	84	69	159	—	—	12
Minister's Office	1,357	918	—	257	60	1,235	—	90	—	—	10	22	—	—	—
Corporate Services	11,403	7,911	51	2,010	—	9,972	—	67	27	84	59	137	—	—	12

Total	1,506,695	48,003	169	12,217	60	60,449	—	466	1,350	7,671	3,254	1,806	—	2	7,953

Statutory Appropriations

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing Endowment Fund special account	12,884	—	—	—	—	—	—	—	—	—	—	—	—	—	—
University Endowment Lands Administration Account	15,112	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	27,996	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	13	279	—	—	—	—	—	—	12	12	—	(1)	(1)	(1)	(1)	(2)	6,402
—	—	—	—	7,592	50	—	—	50	—	—	120	120	—	(2)	(2)	(2)	(6,226)	(6,228)	22,228
—	—	—	—	622	—	—	—	—	—	—	75	75	—	(1)	(1)	(1)	(1)	(2)	15,619
—	—	—	—	3,218	—	—	—	—	—	—	30	30	—	(1)	(1)	(1)	(6,225)	(6,226)	1
—	—	—	—	3,752	50	—	—	50	—	—	15	15	—	—	—	—	—	—	6,608
—	—	—	23	1,768	—	—	2	2	—	—	42	42	—	(1)	(1)	(1)	(1)	(2)	10,241
250	—	418	9	13,068	188,681	1,123	208,425	398,229	—	—	10	10	(16,517)	(1)	(16,518)	(1,000)	(192,737)	(193,737)	215,052
—	—	—	9	954	188,681	1,123	198,984	388,788	—	—	1	1	—	(1)	(1)	—	(192,257)	(192,257)	208,852
250	—	418	—	12,114	—	—	9,441	9,441	—	—	9	9	(16,517)	—	(16,517)	(1,000)	(480)	(1,480)	6,200
—	—	—	—	—	—	—	1,417,693	1,417,693	—	—	—	—	—	—	—	—	—	—	1,417,693
—	—	—	—	—	—	—	1,417,693	1,417,693	—	—	—	—	—	—	—	—	—	—	1,417,693
—	—	20	39	567	—	—	—	—	—	—	43	43	—	(3)	(3)	(3)	(2)	(5)	11,809
—	—	—	—	122	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,357
—	—	20	39	445	—	—	—	—	—	—	43	43	—	(3)	(3)	(3)	(2)	(5)	10,452

250	—	438	84	23,274	188,731	1,123	1,626,120	1,815,974	—	—	227	227	(16,517)	(8)	(16,525)	(1,007)	(198,967)	(199,974)	1,683,425

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	12,884	12,884	—	—	—	—	—	—	—	—	—	—	12,884
—	—	—	—	—	—	—	—	—	16,517	—	—	16,517	—	—	—	—	—	—	16,517

—	—	—	—	—	—	—	12,884	12,884	16,517	—	—	16,517	—	—	—	—	—	—	29,401

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

($000)

VOTE 34 Ministry Operations

Description	Total 2025/26 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Government to Government and Community Relations Division	18,160	12,373	65	3,144	—	15,582	—	688	—	400	1	301	—	—	—
Policy, Intergovernmental Relations and Legislation Division	14,805	6,924	—	1,759	—	8,683	—	260	—	756	1	60	—	—	—
Programs and Partnerships Division	29,229	2,213	—	562	—	2,775	—	35	—	23	1	15	—	—	—
Executive and Support Services	12,041	3,190	—	834	60	4,084	35	173	3,052	319	2	517	—	—	1
Minister's Office	834	491	—	149	60	700	—	113	—	—	1	20	—	—	—
Corporate Services	11,207	2,699	—	685	—	3,384	35	60	3,052	319	1	497	—	—	1

Total	74,235	24,700	65	6,299	60	31,124	35	1,156	3,052	1,498	5	893	—	—	1

VOTE 35 Treaty and Other Agreements Funding

Description	Total 2025/26 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Treaty and Other Agreements Funding	105,204	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Treaty and Other Agreements Funding	10,608	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non Treaty Funding	94,596	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	105,204	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 36 Declaration Act Secretariat

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Declaration Act Secretariat	4,547	2,197	—	557	—	2,754	—	205	300	53	7	22	—	—	—

Total	4,547	2,197	—	557	—	2,754	—	205	300	53	7	22	—	—	—

Statutory Appropriations

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
First Citizens Fund	2,046	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	2,046	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	1	1,391	—	—	—	—	—	—	17	17	—	(1)	(1)	(1)	(1)	(2)	16,987
—	—	—	—	1,077	256	—	4,009	4,265	—	—	15	15	—	(151)	(151)	(1)	(1)	(2)	13,887
—	—	—	—	74	500	—	24,826	25,326	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	28,172
—	—	1	583	4,683	—	—	940	940	—	—	2,056	2,056	—	(1)	(1)	(1)	(1)	(2)	11,760
—	—	—	—	134	—	—	—	—	—	—	—	—	—	—	—	—	—	—	834
—	—	1	583	4,549	—	—	940	940	—	—	2,056	2,056	—	(1)	(1)	(1)	(1)	(2)	10,926

—	—	1	584	7,225	756	—	29,775	30,531	—	—	2,088	2,088	—	(154)	(154)	(4)	(4)	(8)	70,806

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	133,248	—	105,073	238,321	—	—	—	—	—	(1)	(1)	(1)	(133,247)	(133,248)	105,072
—	—	—	—	—	—	—	10,569	10,569	—	—	—	—	—	(1)	(1)	(1)	—	(1)	10,567
—	—	—	—	—	133,248	—	94,504	227,752	—	—	—	—	—	—	—	—	(133,247)	(133,247)	94,505

—	—	—	—	—	133,248	—	105,073	238,321	—	—	—	—	—	(1)	(1)	(1)	(133,247)	(133,248)	105,072

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	129	210	926	—	—	—	—	—	—	470	470	—	(1)	(1)	(1)	(1)	(2)	4,147

—	—	129	210	926	—	—	—	—	—	—	470	470	—	(1)	(1)	(1)	(1)	(2)	4,147

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	2,208	2,208	1	—	—	1	—	—	—	—	—	—	2,209

—	—	—	—	—	—	—	2,208	2,208	1	—	—	1	—	—	—	—	—	—	2,209

MINISTRY OF INFRASTRUCTURE

($000)

VOTE 37 Ministry Operations

Description	Total 2025/26 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Policy and Partnerships	3,093	2,536	26	643	—	3,205	—	29	—	—	14	18	—	—	—
Community Capital Development	40,362	5,063	51	1,286	—	6,400	—	65	—	410	32	38	—	—	—
Real Property	366,185	21,606	31	5,488	—	27,125	—	148	971	1,087	991	2,208	—	—	19,558
Executive and Support Services	10,945	5,766	56	1,489	60	7,371	—	177	604	110	756	264	—	—	—
Minister's Office	767	453	—	139	60	652	—	75	—	—	10	20	—	—	—
Corporate Services	10,178	5,313	56	1,350	—	6,719	—	102	604	110	746	244	—	—	—

Total	420,585	34,971	164	8,906	60	44,101	—	419	1,575	1,607	1,793	2,528	—	—	19,558

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	61	—	—	—	—	—	—	6	6	—	(1)	(1)	(1)	(1)	(2)	3,269
—	—	—	—	545	25,495	7,227	1,000	33,722	—	—	6	6	—	(1)	(1)	(1)	(1)	(2)	40,670
120	—	109,551	301,121	435,755	—	—	—	—	—	—	44,850	44,850	—	(59,930)	(59,930)	(50,307)	(31,305)	(81,612)	366,188
12	—	4	685	2,612	—	—	—	—	—	—	407	407	—	(1)	(1)	(1)	(1)	(2)	10,387
—	—	—	—	105	—	—	—	—	—	—	10	10	—	—	—	—	—	—	767
12	—	4	685	2,507	—	—	—	—	—	—	397	397	—	(1)	(1)	(1)	(1)	(2)	9,620

132	—	109,555	301,806	438,973	25,495	7,227	1,000	33,722	—	—	45,269	45,269	—	(59,933)	(59,933)	(50,310)	(31,308)	(81,618)	420,514

MINISTRY OF JOBS AND ECONOMIC GROWTH
($000)

VOTE 38 Ministry Operations

Description	Total 2025/26 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Trade and Industry Development	28,966	10,754	10	2,732	—	13,496	—	420	550	11,290	—	1,539	—	—	1
Small Business and Economic Development	35,757	8,629	20	2,192	—	10,841	—	153	1	499	—	81	—	—	1
Small Business and Economic Development	7,716	4,935	13	1,253	—	6,201	—	76	1	244	—	46	—	—	1
Regional Development	28,041	3,694	7	939	—	4,640	—	77	—	255	—	35	—	—	—
Investment and Sustainable Economy	13,673	7,353	—	1,866	—	9,219	—	70	35	157	—	35	—	—	—
Executive and Support Services	6,755	5,153	35	1,365	138	6,691	—	250	50	10	193	146	—	—	—
Ministers' Offices	1,231	692	—	233	138	1,063	—	179	—	—	—	14	—	—	—
Corporate Services	5,524	4,461	35	1,132	—	5,628	—	71	50	10	193	132	—	—	—

Total	85,151	31,889	65	8,155	138	40,247	—	893	636	11,956	193	1,801	—	—	2

Statutory Appropriations

Description	Total 2025/26 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
British Columbia Strategic Investments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Northern Development Fund	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	34	13,834	—	—	1,525	1,525	—	—	1	1	—	(3)	(3)	(2)	(2)	(4)	28,849
—	—	—	1	736	15,000	—	776	15,776	—	—	1	1	(1)	(3)	(4)	(4)	(2)	(6)	27,344
—	—	—	1	369	—	—	776	776	—	—	—	—	(1)	(2)	(3)	(3)	(1)	(4)	7,339
—	—	—	—	367	15,000	—	—	15,000	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	20,005
—	—	—	—	297	—	—	37,700	37,700	—	—	—	—	(37,200)	(2)	(37,202)	(1)	(2)	(3)	10,011
—	—	—	6	655	—	—	—	—	—	—	165	165	—	(1,008)	(1,008)	(2)	(1)	(3)	6,500
—	—	—	—	193	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,256
—	—	—	6	462	—	—	—	—	—	—	165	165	—	(1,008)	(1,008)	(2)	(1)	(3)	5,244

—	—	—	41	15,522	15,000	—	40,001	55,001	—	—	167	167	(37,201)	(1,016)	(38,217)	(9)	(7)	(16)	72,704

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	37,200	—	—	37,200	—	—	—	—	—	—	37,200
—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500

—	—	—	—	—	—	—	500	500	37,200	—	—	37,200	—	—	—	—	—	—	37,700

MINISTRY OF LABOUR

($000)

VOTE 39 Ministry Operations

Description	Total 2025/26 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Labour Programs	22,852	40,300	67	10,273	—	50,640	750	656	549	922	5,057	1,254	10	1	—
Employment Standards	20,902	15,328	10	3,893	—	19,231	—	236	—	63	—	317	—	—	—
WorkSafeBC Funded Services	1	23,456	48	5,995	—	29,499	750	377	—	851	5,057	919	10	1	—
Labour Policy and Legislation	1,949	1,516	9	385	—	1,910	—	43	549	8	—	18	—	—	—
Executive and Support Services	1,349	1,153	—	317	60	1,530	—	93	—	—	13	41	—	—	—
Minister's Office	693	409	—	129	60	598	—	50	—	—	—	21	—	—	—
Corporate Services	656	744	—	188	—	932	—	43	—	—	13	20	—	—	—

Total	24,201	41,453	67	10,590	60	52,170	750	749	549	922	5,070	1,295	10	1	—

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
16	—	811	3,950	13,976	—	—	90	90	—	—	448	448	—	(2)	(2)	(1)	(42,803)	(42,804)	22,348
16	—	8	620	1,260	—	—	—	—	—	—	12	12	—	—	—	—	(61)	(61)	20,442
—	—	801	3,330	12,096	—	—	—	—	—	—	435	435	—	(1)	(1)	—	(42,028)	(42,028)	1
—	—	2	—	620	—	—	90	90	—	—	1	1	—	(1)	(1)	(1)	(714)	(715)	1,905
—	—	—	—	147	—	—	—	—	—	—	5	5	—	(3)	(3)	(1)	(354)	(355)	1,324
—	—	—	—	71	—	—	—	—	—	—	—	—	—	(1)	(1)	—	—	—	668
—	—	—	—	76	—	—	—	—	—	—	5	5	—	(2)	(2)	(1)	(354)	(355)	656

16	—	811	3,950	14,123	—	—	90	90	—	—	453	453	—	(5)	(5)	(2)	(43,157)	(43,159)	23,672

MINISTRY OF MINING AND CRITICAL MINERALS
($000)

VOTE 40 Ministry Operations

Description	Total 2025/26 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Responsible Mining and Competitiveness	30,435	21,777	1,235	5,530	—	28,542	50	1,207	—	1,575	—	77	—	—	208
Mines Health, Safety and Enforcement	14,127	8,920	868	2,265	—	12,053	50	664	—	588	—	217	—	—	29
Strategic and Indigenous Partnerships	3,615	3,558	—	904	—	4,462	—	57	—	513	—	85	—	—	—
Executive and Support Services	9,280	1,355	22	369	60	1,806	—	108	2,379	390	1	1,568	—	—	—
Minister's Office	689	418	—	130	60	608	—	58	—	—	—	20	—	—	—
Corporate Services	8,591	937	22	239	—	1,198	—	50	2,379	390	1	1,548	—	—	—

Total	57,457	35,610	2,125	9,068	60	46,863	100	2,036	2,379	3,066	1	1,947	—	—	237

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
134	—	—	—	3,251	—	—	116	116	—	—	16	16	—	(1)	(1)	(1)	(3,052)	(3,053)	28,871
29	—	—	—	1,577	—	—	59	59	—	—	8	8	—	(1)	(1)	(1)	(1)	(2)	13,694
—	—	—	—	655	—	—	100	100	—	—	5	5	—	(1)	(1)	(1)	(1)	(2)	5,219
310	—	280	1,123	6,159	—	—	—	—	—	—	1,558	1,558	—	(1)	(1)	(1)	(1)	(2)	9,520
3	—	—	—	81	—	—	—	—	—	—	—	—	—	—	—	—	—	—	689
307	—	280	1,123	6,078	—	—	—	—	—	—	1,558	1,558	—	(1)	(1)	(1)	(1)	(2)	8,831

473	—	280	1,123	11,642	—	—	275	275	—	—	1,587	1,587	—	(4)	(4)	(4)	(3,055)	(3,059)	57,304

MINISTRY OF POST-SECONDARY EDUCATION AND FUTURE SKILLS
($000)

VOTE 41 Ministry Operations

Description	Total 2025/26 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Educational Institutions and Organizations	3,225,843	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Student Services Programs	73,792	5,304	—	1,348	—	6,652	—	28	—	380	—	50	50	—	—
Private Training Institutions	1	3,150	38	800	—	3,988	10	30	502	75	257	25	—	—	—
Labour Market Development	39,415	13,400	20	3,403	—	16,823	20	161	183	1,886	1,456	285	—	—	—
Labour Market Strategic Planning	5,976	3,455	8	878	—	4,341	—	46	7	210	42	43	—	—	—
Labour Market Policy and Planning	3,480	2,974	4	755	—	3,733	20	24	62	1,277	1,102	117	—	—	—
Labour Market and Skills Training Programs	29,959	6,971	8	1,770	—	8,749	—	91	114	399	312	125	—	—	—
Immigration and Strategic Planning	39,423	16,610	10	4,219	—	20,839	—	182	96	105	1,043	324	30	—	—
Immigration Strategic Planning	351	248	2	63	—	313	—	—	—	—	—	—	—	—	—
Provincial Nominee Program	1	13,652	—	3,468	—	17,120	—	162	82	100	947	268	2	—	—
Workforce and Immigration	39,071	2,710	8	688	—	3,406	—	20	14	5	96	56	28	—	—
Transfers to Crown Corporations and Agencies	107,221	—	—	—	—	—	—	—	—	—	—	—	—	—	—
SkilledTradesBC	107,221	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	24,142	15,510	66	3,970	78	19,624	40	271	682	1,202	359	473	750	19	8
Minister's Office	858	502	—	160	78	740	—	96	—	—	—	22	—	—	—
Corporate Services	23,284	15,008	66	3,810	—	18,884	40	175	682	1,202	359	451	750	19	8

Total	3,509,837	53,974	134	13,740	78	67,926	70	672	1,463	3,648	3,115	1,157	830	19	8

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	7,860	3,233,485	44,058	3,285,403	—	—	1	1	—	(44,429)	(44,429)	(1)	(1)	(2)	3,240,973
—	—	—	4	512	54,382	9,166	5,047	68,595	—	—	15	15	—	(137)	(137)	(1)	(1,844)	(1,845)	73,792
—	—	—	305	1,204	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(5,209)	(5,210)	1
—	—	482	12	4,485	—	—	126,583	126,583	—	—	2,517	2,517	—	(9,455)	(9,455)	(1)	(97,733)	(97,734)	43,219
—	—	—	12	360	—	—	—	—	—	—	103	103	—	—	—	(1)	—	(1)	4,803
—	—	—	—	2,602	—	—	6,600	6,600	—	—	—	—	—	(9,455)	(9,455)	—	—	—	3,480
—	—	482	—	1,523	—	—	119,983	119,983	—	—	2,414	2,414	—	—	—	—	(97,733)	(97,733)	34,936
—	—	—	—	1,780	—	—	33,700	33,700	—	—	349	349	—	(1)	(1)	(1)	(19,029)	(19,030)	37,637
—	—	—	—	—	—	—	—	—	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	311
—	—	—	—	1,561	—	—	—	—	—	—	348	348	—	—	—	—	(19,028)	(19,028)	1
—	—	—	—	219	—	—	33,700	33,700	—	—	—	—	—	—	—	—	—	—	37,325
—	—	—	—	—	—	—	161,221	161,221	—	—	—	—	—	—	—	—	—	—	161,221
—	—	—	—	—	—	—	161,221	161,221	—	—	—	—	—	—	—	—	—	—	161,221
9	—	350	60	4,223	—	—	400	400	—	—	64	64	—	(76)	(76)	(103)	(414)	(517)	23,718
—	—	—	—	118	—	—	—	—	—	—	—	—	—	—	—	—	—	—	858
9	—	350	60	4,105	—	—	400	400	—	—	64	64	—	(76)	(76)	(103)	(414)	(517)	22,860

9	—	832	381	12,204	62,242	3,242,651	371,009	3,675,902	—	—	2,966	2,966	—	(54,099)	(54,099)	(108)	(124,230)	(124,338)	3,580,561

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

($000)

VOTE 42 Ministry Operations

	Total 2025/26 Operating					Total Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Corrections	319,361	207,279	4,962	52,770	—	265,011	—	646	2,504	3,439	—	1,988	—	—	5,342
Policing and Security	573,325	15,531	25	3,944	—	19,500	115	164	642	1,229	—	621	—	—	449
Community Safety and Victim Services	92,865	9,574	83	2,432	—	12,089	—	69	91	384	—	207	—	—	—
BC Coroners Service	30,820	12,394	76	3,148	—	15,618	91	367	201	12,819	—	359	—	—	249
RoadSafetyBC	33,914	17,523	51	4,451	—	22,025	—	86	2,254	75	—	269	—	—	—
Gaming Policy and Enforcement	20,049	13,823	72	3,511	—	17,406	—	50	358	513	—	189	—	40	2
Gaming Policy and Enforcement Operations	20,048	13,823	72	3,511	—	17,406	—	50	358	513	—	189	—	40	2
Distribution of Gaming Proceeds	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Strategic Initiatives	3,659	2,487	—	633	—	3,120	—	34	89	—	—	173	—	—	—
Office of the Fire Commissioner	4,192	3,248	—	825	—	4,073	—	65	94	70	—	94	—	—	35
Executive and Support Services	10,757	7,311	27	1,908	102	9,348	—	211	166	108	—	188	—	—	5
Ministers' Offices	975	537	—	178	102	817	—	128	—	—	—	22	—	—	3
Corporate Services	9,782	6,774	27	1,730	—	8,531	—	83	166	108	—	166	—	—	2

Total	1,088,942	289,170	5,296	73,622	102	368,190	206	1,692	6,399	18,637	—	4,088	—	40	6,082

Statutory Appropriations

	Total 2025/26 Operating					Total Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Civil Forfeiture Account	437	3,609	—	917	—	4,526	—	50	7,331	—	25	345	—	90	—
Corrections Work Program Account	1,281	—	—	—	—	—	—	—	—	—	4	41	—	—	475
Criminal Asset Management Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Victim Surcharge Special Account	13,504	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	15,222	3,609	—	917	—	4,526	—	50	7,331	—	29	386	—	90	475

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
968	—	3,777	3,425	22,089	—	4,300	29,784	34,084	—	—	163	163	—	(385)	(385)	(1)	(2,280)	(2,281)	318,681
208	—	121	329	3,878	2,061	—	600,336	602,397	—	—	63	63	—	(1,585)	(1,585)	(1)	(51,931)	(51,932)	572,321
—	—	94	3	848	175	21,998	66,573	88,746	—	—	—	—	(9,816)	(2)	(9,818)	—	(300)	(300)	91,565
77	—	98	375	14,636	—	—	—	—	—	—	—	—	—	(101)	(101)	(1)	(1)	(2)	30,151
15	—	13	8	2,720	—	—	10,614	10,614	—	—	2,720	2,720	—	(1)	(1)	(1)	(4,138)	(4,139)	33,939
8	—	200	3	1,363	—	—	5,347	5,347	—	—	5	5	—	(1)	(1)	(1)	(3,773)	(3,774)	20,346
8	—	200	3	1,363	—	—	5,347	5,347	—	—	5	5	—	(1)	(1)	(1)	(3,773)	(3,774)	20,346
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	296	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	3,413
80	—	53	87	578	—	—	—	—	—	—	—	—	—	(1)	(1)	—	—	—	4,650
153	—	256	2,171	3,258	—	—	—	—	—	—	3,204	3,204	—	(5,283)	(5,283)	(1)	(1)	(2)	10,525
—	—	5	—	158	—	—	—	—	—	—	—	—	—	—	—	—	—	—	975
153	—	251	2,171	3,100	—	—	—	—	—	—	3,204	3,204	—	(5,283)	(5,283)	(1)	(1)	(2)	9,550

1,509	—	4,612	6,401	49,666	2,236	26,298	712,654	741,188	—	—	6,155	6,155	(9,816)	(7,360)	(17,176)	(7)	(62,425)	(62,432)	1,085,591

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
5	—	6	11	7,863	10,000	—	—	10,000	—	—	1,272	1,272	—	—	—	—	(23,224)	(23,224)	437
95	—	—	—	615	—	—	136	136	—	—	30	30	—	—	—	—	—	—	781
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	2,000	—	—	2,000	11,504	—	—	11,504	—	—	—	—	—	—	13,504

100	—	6	11	8,478	12,000	—	136	12,136	11,504	—	1,302	12,806	—	—	—	—	(23,224)	(23,224)	14,722

MINISTRY OF SOCIAL DEVELOPMENT AND POVERTY REDUCTION

($000)

VOTE 43 Ministry Operations

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Income Assistance	3,854,300	121,134	—	30,767	—	151,901	—	727	1,448	2,732	—	3,427	—	—	—
Income Assistance - Program Management	157,865	119,432	—	30,335	—	149,767	—	727	1,448	2,732	—	3,417	—	—	—
Temporary Assistance	966,549	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Disability Assistance	2,204,432	1,702	—	432	—	2,134	—	—	—	—	—	—	—	—	—
Supplementary Assistance	525,454	—	—	—	—	—	—	—	—	—	—	10	—	—	—
Employment	31,126	17,597	—	4,469	—	22,066	—	75	30	25	—	217	—	—	—
Employment Programs	31,125	2,598	—	659	—	3,257	—	—	—	—	—	—	—	—	—
Labour Market Development Agreement	1	14,999	—	3,810	—	18,809	—	75	30	25	—	217	—	—	—
Community Living Services	1,806,808	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Employment and Assistance Appeal Tribunal	1,947	876	23	222	—	1,121	519	22	—	150	—	130	—	5	—
Executive and Support Services	11,304	6,909	110	1,793	96	8,908	233	198	2	59	—	667	—	—	—
Minister's Office	1,010	614	—	195	96	905	—	81	—	—	—	24	—	—	—
Corporate Services	10,294	6,295	110	1,598	—	8,003	233	117	2	59	—	643	—	—	—

Total	5,705,485	146,516	133	37,251	96	183,996	752	1,022	1,480	2,966	—	4,441	—	5	—

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
312	—	275	68	8,989	4,504	3,732,206	162,495	3,899,205	—	—	4,240	4,240	—	(2)	(2)	—	(20,914)	(20,914)	4,043,419
312	—	275	68	8,979	—	—	35	35	—	—	100	100	—	—	—	—	(150)	(150)	158,731
—	—	—	—	—	—	1,072,457	—	1,072,457	—	—	1,101	1,101	—	(1)	(1)	—	(550)	(550)	1,073,007
—	—	—	—	—	—	2,293,115	—	2,293,115	—	—	1	1	—	—	—	—	(13,014)	(13,014)	2,282,236
—	—	—	—	10	4,504	366,634	162,460	533,598	—	—	3,038	3,038	—	(1)	(1)	—	(7,200)	(7,200)	529,445
48	—	18	1,758	2,171	—	—	290,471	290,471	—	—	10,126	10,126	—	(1,204)	(1,204)	—	(291,204)	(291,204)	32,426
—	—	—	—	—	—	—	29,168	29,168	—	—	—	—	—	—	—	—	—	—	32,425
48	—	18	1,758	2,171	—	—	261,303	261,303	—	—	10,126	10,126	—	(1,204)	(1,204)	—	(291,204)	(291,204)	1
—	—	—	—	—	—	—	1,887,777	1,887,777	—	—	1	1	—	—	—	—	(1)	(1)	1,887,777
—	—	—	—	826	—	—	—	—	—	—	1	1	—	(1)	(1)	—	—	—	1,947
200	—	200	200	1,759	—	—	—	—	—	—	567	567	—	(1)	(1)	—	(40)	(40)	11,193
—	—	—	—	105	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,010
200	—	200	200	1,654	—	—	—	—	—	—	567	567	—	(1)	(1)	—	(40)	(40)	10,183

560	—	493	2,026	13,745	4,504	3,732,206	2,340,743	6,077,453	—	—	14,935	14,935	—	(1,208)	(1,208)	—	(312,159)	(312,159)	5,976,762

MINISTRY OF TOURISM, ARTS, CULTURE AND SPORT

($000)

VOTE 44 Ministry Operations

	Total 2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Tourism Sector Strategy	26,026	7,254	40	1,839	—	9,133	5	70	9	123	—	82	—	1	—
Arts and Culture	41,437	4,784	10	1,214	—	6,008	45	28	6	104	—	67	—	—	—
Arts and Culture	38,982	2,854	6	724	—	3,584	45	21	6	104	—	57	—	—	—
Community Gaming Grants	2,455	1,930	4	490	—	2,424	—	7	—	—	—	10	—	—	—
Sport and Creative Sector	27,134	3,972	—	1,009	—	4,981	—	155	421	516	—	126	—	—	1
Sport	23,481	3,643	—	925	—	4,568	—	146	420	501	—	125	—	—	1
Creative Sector	3,653	329	—	84	—	413	—	9	1	15	—	1	—	—	—
Transfers to Crown Corporations and Agencies	88,432	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BC Games Society	2,242	—	—	—	—	—	—	—	—	—	—	—	—	—	—
B.C. Pavilion Corporation	9,897	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Destination BC Corp.	56,431	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Knowledge Network Corporation	6,611	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	13,251	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	2,335	1,421	—	391	78	1,890	—	148	—	78	—	46	—	—	36
Minister's Office	914	493	—	157	78	728	—	118	—	—	—	10	—	—	—
Corporate Services	1,421	928	—	234	—	1,162	—	30	—	78	—	36	—	—	36

Total	185,364	17,431	50	4,453	78	22,012	50	401	436	821	—	321	—	1	37

Statutory Appropriations

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Arts and Culture Endowment special account	4,230	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Physical Fitness and Amateur Sports Fund	1,200	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	5,430	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	28	—	318	15,000	—	17,148	32,148	—	—	11	11	—	(1)	(1)	(1)	(15,596)	(15,597)	26,012
—	—	—	—	250	164,346	—	9,092	173,438	—	—	8	8	(1)	(1)	(2)	(1)	(138,586)	(138,587)	41,115
—	—	—	—	233	25,761	—	9,092	34,853	—	—	7	7	(1)	(1)	(2)	(1)	(1)	(2)	38,673
—	—	—	—	17	138,585	—	—	138,585	—	—	1	1	—	—	—	—	(138,585)	(138,585)	2,442
3	—	—	—	1,222	21,029	—	15,454	36,483	—	—	3	3	(1)	(1)	(2)	(1)	(15,735)	(15,736)	26,951
3	—	—	—	1,196	21,029	—	12,239	33,268	—	—	3	3	(1)	(1)	(2)	(1)	(15,734)	(15,735)	23,298
—	—	—	—	26	—	—	3,215	3,215	—	—	—	—	—	—	—	—	(1)	(1)	3,653
—	—	—	—	—	6,611	—	80,853	87,464	—	—	—	—	—	—	—	—	—	—	87,464
—	—	—	—	—	—	—	2,242	2,242	—	—	—	—	—	—	—	—	—	—	2,242
—	—	—	—	—	—	—	9,929	9,929	—	—	—	—	—	—	—	—	—	—	9,929
—	—	—	—	—	—	—	55,431	55,431	—	—	—	—	—	—	—	—	—	—	55,431
—	—	—	—	—	6,611	—	—	6,611	—	—	—	—	—	—	—	—	—	—	6,611
—	—	—	—	—	—	—	13,251	13,251	—	—	—	—	—	—	—	—	—	—	13,251
21	—	—	—	329	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	2,219
—	—	—	—	128	—	—	—	—	—	—	—	—	—	—	—	—	—	—	856
21	—	—	—	201	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	1,363

24	—	28	—	2,119	206,986	—	122,547	329,533	—	—	25	25	(2)	(4)	(6)	(4)	(169,918)	(169,922)	183,761

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	4,229	—	—	4,229	1	—	—	1	—	—	—	—	—	—	4,230
—	—	—	—	—	—	—	1,199	1,199	1	—	—	1	—	—	—	—	—	—	1,200

—	—	—	—	—	4,229	—	1,199	5,428	2	—	—	2	—	—	—	—	—	—	5,430

MINISTRY OF TRANSPORTATION AND TRANSIT

($000)

VOTE 45 Ministry Operations

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Transportation and Infrastructure Improvements	27,764	70,352	101	17,870	—	88,323	—	5,754	4,710	539,432	11,197	2,215	—	11	339,142
Transportation Policy and Programs	24,473	4,460	—	1,133	—	5,593	—	40	12	70	—	71	—	—	1,000
Transportation Investments	1	60,416	76	15,347	—	75,839	—	5,544	4,250	535,663	9,594	2,032	—	8	334,912
Partnerships	1	2,274	—	577	—	2,851	—	85	428	3,543	1,603	65	—	3	3,230
Port and Airport Development	2,862	2,091	25	531	—	2,647	—	20	—	20	—	25	—	—	—
Enhancing Economic Development	427	1,111	—	282	—	1,393	—	65	20	136	—	22	—	—	—
Public Transportation	395,630	3,738	8	949	—	4,695	—	132	551	299,608	103	135	—	—	362,010
Public Transit	187,716	3,738	8	949	—	4,695	—	132	551	299,608	103	135	—	—	109,238
Coastal Ferry Services	207,914	—	—	—	—	—	—	—	—	—	—	—	—	—	252,772
Highway Operations	733,070	46,880	1,501	11,932	—	60,313	—	1,200	15	1,399	1,019	982	—	98	735,644
Maintenance and Operations	672,111	23,438	1,296	5,978	—	30,712	—	563	15	1,359	1,019	643	—	58	685,949
Commercial Vehicle Safety and Enforcement	30,938	22,609	205	5,743	—	28,557	—	617	—	15	—	328	—	40	303
Inland Ferries	30,021	833	—	211	—	1,044	—	20	—	25	—	11	—	—	49,392
Commercial Transportation Regulation	1,969	4,381	2	1,113	—	5,496	—	118	50	1	12	56	—	—	10
Container Trucking Commissioner	1	610	—	155	—	765	—	25	50	1	12	35	—	—	10
Passenger Transportation Branch	1,968	3,771	2	958	—	4,731	—	93	—	—	—	21	—	—	—
Executive and Support Services	18,920	13,725	22	3,533	78	17,358	—	324	4,643	2,198	4,023	388	—	5	1
Minister's Office	1,251	795	—	234	78	1,107	—	121	—	—	—	23	—	—	—
Corporate Services	17,669	12,930	22	3,299	—	16,251	—	203	4,643	2,198	4,023	365	—	5	1

Total	1,177,353	139,076	1,634	35,397	78	176,185	—	7,528	9,969	842,638	16,354	3,776	—	114	1,436,807

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
45,597	2,063,377	—	1,134	3,012,569	—	—	33,265	33,265	—	—	512	512	—	(1)	(1)	(3,105,530)	(4,538)	(3,110,068)	24,600
—	—	—	—	1,193	—	—	17,565	17,565	—	—	—	—	—	—	—	(2,108)	(622)	(2,730)	21,621
45,597	2,053,695	—	10	2,991,305	—	—	7,700	7,700	—	—	285	285	—	(1)	(1)	(3,071,626)	(3,501)	(3,075,127)	1
—	9,682	—	1,124	19,763	—	—	—	—	—	—	224	224	—	—	—	(22,422)	(415)	(22,837)	1
—	—	—	—	65	—	—	8,000	8,000	—	—	—	—	—	—	—	(8,000)	—	(8,000)	2,712
—	—	—	—	243	—	—	—	—	—	—	3	3	—	—	—	(1,374)	—	(1,374)	265
1	1,371,232	—	—	2,033,772	—	—	606,759	606,759	—	—	4	4	—	(12,033)	(12,033)	(1,936,857)	(289,485)	(2,226,342)	406,855
1	1,371,232	—	—	1,781,000	—	—	606,759	606,759	—	—	4	4	—	(1)	(1)	(1,936,857)	(256,659)	(2,193,516)	198,941
—	—	—	—	252,772	—	—	—	—	—	—	—	—	—	(12,032)	(12,032)	—	(32,826)	(32,826)	207,914
2,732	51,352	4,977	614	800,032	—	—	—	—	—	—	244	244	—	(1)	(1)	(110,430)	(4,865)	(115,295)	745,293
50	51,352	3,999	271	745,278	—	—	—	—	—	—	127	127	—	(1)	(1)	(89,882)	(1,760)	(91,642)	684,474
2,682	—	978	343	5,306	—	—	—	—	—	—	116	116	—	—	—	—	(3,105)	(3,105)	30,874
—	—	—	—	49,448	—	—	—	—	—	—	1	1	—	—	—	(20,548)	—	(20,548)	29,945
363	—	1	80	691	—	—	6,822	6,822	—	—	13	13	—	(1)	(1)	—	(11,130)	(11,130)	1,891
—	—	—	80	213	—	—	—	—	—	—	—	—	—	—	—	—	(977)	(977)	1
363	—	1	—	478	—	—	6,822	6,822	—	—	13	13	—	(1)	(1)	—	(10,153)	(10,153)	1,890
—	—	1	190	11,773	—	—	—	—	—	—	116	116	—	(643)	(643)	(10,295)	(372)	(10,667)	17,937
—	—	—	—	144	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,251
—	—	1	190	11,629	—	—	—	—	—	—	116	116	—	(643)	(643)	(10,295)	(372)	(10,667)	16,686

48,693	3,485,961	4,979	2,018	5,858,837	—	—	646,846	646,846	—	—	889	889	—	(12,679)	(12,679)	(5,163,112)	(310,390)	(5,473,502)	1,196,576

MINISTRY OF WATER, LAND AND RESOURCE STEWARDSHIP
($000)

VOTE 46 Ministry Operations

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Land Use Planning and Cumulative Effects	30,509	12,320	111	3,129	—	15,560	—	323	—	1,331	—	15	—	1	70
Resource Stewardship	45,930	26,218	66	6,659	—	32,943	—	79	—	3,913	—	10	—	2	10
Water, Fisheries and Coast	22,305	14,753	56	3,747	—	18,556	—	262	—	13,345	—	187	—	—	74
Reconciliation, Lands, Policy and Data	31,619	23,241	51	5,903	—	29,195	—	364	—	6,857	—	139	—	1	31
Permitting Transformation	44,528	37,793	17	9,600	—	47,410	—	649	—	716	74	541	—	1	133
Executive and Support Services	22,040	22,815	653	5,820	60	29,348	—	261	—	965	7,043	3,182	—	—	278
Minister's Office	967	586	—	173	60	819	—	100	—	—	—	17	—	—	—
Corporate Services	21,073	22,229	653	5,647	—	28,529	—	161	—	965	7,043	3,165	—	—	278

Total	196,931	137,140	954	34,858	60	173,012	—	1,938	—	27,127	7,117	4,074	—	5	596

Statutory Appropriations

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Land special account	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
50	—	41	—	1,831	—	—	15,134	15,134	—	—	8	8	—	(88)	(88)	(1)	(1,890)	(1,891)	30,554
196	—	30	4	4,244	42	—	7,980	8,022	—	—	8	8	—	(108)	(108)	(1)	(935)	(936)	44,173
149	—	30	4	14,051	233	—	1,235	1,468	—	—	50,006	50,006	—	(87)	(87)	(1)	(60,262)	(60,263)	23,731
23	—	123	—	7,538	—	—	755	755	—	—	20	20	—	(4,102)	(4,102)	(1)	(1,836)	(1,837)	31,569
391	47	—	—	2,552	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	49,959
1,111	—	207	200	13,247	—	—	—	—	—	—	873	873	—	(22,253)	(22,253)	(1)	(1)	(2)	21,213
—	—	—	—	117	—	—	—	—	—	—	31	31	—	—	—	—	—	—	967
1,111	—	207	200	13,130	—	—	—	—	—	—	842	842	—	(22,253)	(22,253)	(1)	(1)	(2)	20,246

1,920	47	431	208	43,463	275	—	25,104	25,379	—	—	50,915	50,915	—	(26,639)	(26,639)	(6)	(64,925)	(64,931)	201,199

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	123,210	—	—	123,210	—	—	500	500	—	—	—	—	(123,210)	(123,210)	500

—	—	—	—	—	123,210	—	—	123,210	—	—	500	500	—	—	—	—	(123,210)	(123,210)	500

MANAGEMENT OF PUBLIC FUNDS AND DEBT
($000)

VOTE 47 Management of Public Funds and Debt

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Borrowing for Government Operating and Capital Funding	2,762,117	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	2,762,120	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	3,781,046	17,200	3,798,246	—	—	—	(500)	—	(500)	3,797,746
—	—	—	—	—	—	—	—	—	—	—	2,426,600	2,426,600	—	—	—	(1,102,900)	(1,323,699)	(2,426,599)	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1

—	—	—	—	—	—	—	—	—	—	3,781,046	2,443,802	6,224,848	—	—	—	(1,103,400)	(1,323,699)	(2,427,099)	3,797,749

OTHER APPROPRIATIONS
($000)

VOTE 48 Contingencies

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
General Programs	4,000,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	4,000,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 49 Capital Funding

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Capital Funding	7,258,544	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Schools	1,389,634	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities	3,997,516	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Housing	688,425	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Post-secondary Institutions	929,646	—	—	—	—	—	—	—	—	—	—	—	—	—	—
B.C. Pavilion Corporation	59,222	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	94,101	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Capital Projects	100,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	7,258,544	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	5,000,001	5,000,001	—	—	—	—	(1)	(1)	5,000,000

—	—	—	—	—	—	—	—	—	—	—	5,000,001	5,000,001	—	—	—	—	(1)	(1)	5,000,000

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	6,153,166	6,153,166	—	—	7	7	—	—	—	—	(7)	(7)	6,153,166
—	—	—	—	—	—	—	1,359,330	1,359,330	—	—	1	1	—	—	—	—	(1)	(1)	1,359,330
—	—	—	—	—	—	—	3,019,184	3,019,184	—	—	1	1	—	—	—	—	(1)	(1)	3,019,184
—	—	—	—	—	—	—	791,983	791,983	—	—	1	1	—	—	—	—	(1)	(1)	791,983
—	—	—	—	—	—	—	872,974	872,974	—	—	1	1	—	—	—	—	(1)	(1)	872,974
—	—	—	—	—	—	—	27,279	27,279	—	—	1	1	—	—	—	—	(1)	(1)	27,279
—	—	—	—	—	—	—	32,416	32,416	—	—	1	1	—	—	—	—	(1)	(1)	32,416
—	—	—	—	—	—	—	50,000	50,000	—	—	1	1	—	—	—	—	(1)	(1)	50,000

—	—	—	—	—	—	—	6,153,166	6,153,166	—	—	7	7	—	—	—	—	(7)	(7)	6,153,166

OTHER APPROPRIATIONS
($000)

VOTE 50 Commissions on Collection of Public Funds

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Commissions on Collection of Public Funds	91,770	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Food	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	6,080	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Citizens' Services	945	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education and Child Care	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Emergency Management and Climate Readiness	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy and Climate Solutions	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment and Parks	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	83,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests	366	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Housing and Municipal Affairs	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Indigenous Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Infrastructure	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs and Economic Growth	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Mining and Critical Minerals	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Post-Secondary Education and Future Skills	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development and Poverty Reduction	480	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Arts, Culture and Sport	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Transit	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Water, Land and Resource Stewardship	881	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(91,769)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	92,041	92,041	—	—	—	—	—	—	92,041
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	6,350	6,350	—	—	—	—	—	—	6,350
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	945	945	—	—	—	—	—	—	945
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	83,000	83,000	—	—	—	—	—	—	83,000
—	—	—	—	—	—	—	—	—	—	—	366	366	—	—	—	—	—	—	366
—	—	—	—	—	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2
—	—	—	—	—	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	480	480	—	—	—	—	—	—	480
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	881	881	—	—	—	—	—	—	881
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(92,041)	—	(92,041)	(92,040)

—	—	—	—	—	—	—	—	—	—	—	92,042	92,042	—	—	—	(92,041)	—	(92,041)	1

OTHER APPROPRIATIONS
($000)

VOTE 51 Allowances for Doubtful Revenue Accounts

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Allowances for Doubtful Revenue Accounts	107,978	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Food	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	6,907	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Citizens' Services	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education and Child Care	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Emergency Management and Climate Readiness	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy and Climate Solutions	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment and Parks	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	82,814	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests	5,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	4,501	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Housing and Municipal Affairs	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Indigenous Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Infrastructure	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs and Economic Growth	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Mining and Critical Minerals	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Post-Secondary Education and Future Skills	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development and Poverty Reduction	8,029	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Arts, Culture and Sport	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Transit	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Water, Land and Resource Stewardship	602	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(107,977)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	146,590	146,590	—	—	—	—	—	—	146,590
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	7,932	7,932	—	—	—	—	—	—	7,932
—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
—	—	—	—	—	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
—	—	—	—	—	—	—	—	—	—	—	120,400	120,400	—	—	—	—	—	—	120,400
—	—	—	—	—	—	—	—	—	—	—	5,000	5,000	—	—	—	—	—	—	5,000
—	—	—	—	—	—	—	—	—	—	—	4,501	4,501	—	—	—	—	—	—	4,501
—	—	—	—	—	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	8,029	8,029	—	—	—	—	—	—	8,029
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10
—	—	—	—	—	—	—	—	—	—	—	602	602	—	—	—	—	—	—	602
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(146,590)	—	(146,590)	(146,589)

—	—	—	—	—	—	—	—	—	—	—	146,591	146,591	—	—	—	(146,590)	—	(146,590)	1

OTHER APPROPRIATIONS

($000)

VOTE 52 Tax Transfers

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Personal Tax Transfers	2,037,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Climate Action Tax Credit	1,025,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BC Family Benefit	582,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Renters Tax Credit	206,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Sales Tax Credit	45,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Small Business Venture Capital Tax Credit	45,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Personal Income Tax Credits	134,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Tax Transfers	1,371,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Film and Television Tax Credit	162,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Production Services Tax Credit	861,800	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Scientific Research and Experimental Development Tax Credit	121,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interactive Digital Media Tax Credit	141,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Clean Buildings Tax Credit	1,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Manufacturing and Processing Tax Credit	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Corporate Income Tax Credits	83,100	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	3,408,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 53 Forest Practices Board

	Total
	2025/26					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Forest Practices Board	4,162	2,214	—	562	—	2,776	80	115	—	135	400	130	—	—	—

Total	4,162	2,214	—	562	—	2,776	80	115	—	135	400	130	—	—	—

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	1,092,000	—	1,092,000	—	—	—	—	—	—	—	—	—	—	1,092,000
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	520,000	—	520,000	—	—	—	—	—	—	—	—	—	—	520,000
—	—	—	—	—	—	232,000	—	232,000	—	—	—	—	—	—	—	—	—	—	232,000
—	—	—	—	—	—	42,000	—	42,000	—	—	—	—	—	—	—	—	—	—	42,000
—	—	—	—	—	—	40,000	—	40,000	—	—	—	—	—	—	—	—	—	—	40,000
—	—	—	—	—	—	258,000	—	258,000	—	—	—	—	—	—	—	—	—	—	258,000
—	—	—	—	—	—	1,374,000	—	1,374,000	—	—	—	—	—	—	—	—	—	—	1,374,000
—	—	—	—	—	—	176,300	—	176,300	—	—	—	—	—	—	—	—	—	—	176,300
—	—	—	—	—	—	751,300	—	751,300	—	—	—	—	—	—	—	—	—	—	751,300
—	—	—	—	—	—	150,300	—	150,300	—	—	—	—	—	—	—	—	—	—	150,300
—	—	—	—	—	—	162,500	—	162,500	—	—	—	—	—	—	—	—	—	—	162,500
—	—	—	—	—	—	1,000	—	1,000	—	—	—	—	—	—	—	—	—	—	1,000
—	—	—	—	—	—	55,000	—	55,000	—	—	—	—	—	—	—	—	—	—	55,000
—	—	—	—	—	—	77,600	—	77,600	—	—	—	—	—	—	—	—	—	—	77,600

—	—	—	—	—	—	2,466,000	—	2,466,000	—	—	—	—	—	—	—	—	—	—	2,466,000

																			Total
				Total				Total				Total			Total			Total	2026/27
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
167	—	—	259	1,286	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	4,062

167	—	—	259	1,286	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	4,062

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EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS

OPERATING EXPENSES

Consolidated Revenue Fund operating expenses are presented in the Estimates and the Supplement to the Estimates based on a group account classification system. Each group account represents a broad category of expenses and is composed of several specific components termed standard object of expense. These specific components are presented in the Supplement to the Estimates, and are then aggregated into the group account classification totals shown in the Estimates. This group account classification system is described below.

SALARIES AND BENEFITS

50	Base Salaries – includes the cost of the base salaries, overtime pay, and lump sum payments for all permanent and temporary direct employees of the government.

51	Supplementary Salary Costs – includes the cost of extra pay for certain types of work, such as shift differentials, premiums, and allowances.

52	Employee Benefits – includes the cost of employer contributions to employee benefit plans, pensions, and other expenses related to employee salaries. Other benefits paid by the employer, such as relocation and transfer expenses, are also included.

54	Legislative Salaries and Indemnities – includes the cost of the annual Members of the Legislative Assembly (MLA) indemnity and supplementary salaries as authorized under section 4 of the Members’ Remuneration and Pensions Act. Salaries for the officers of the Legislature are also included.

OPERATING COSTS

55	Boards, Commissions and Courts – Fees and Expenses – includes fees paid to board and commission members, juries and witnesses, and related travel and out-of-pocket expenses.

57	Public Servant Travel – includes travel expenses of direct government employees and officials on government business, including prescribed allowances.

59	Centralized Management Support Services – includes central agency charges to ministries for services such as legal services.

60	Professional Services – includes fees and expenses for professional services rendered directly to government for the provision of goods and services in the delivery of government programs, the provision of goods or services that are required by statute or legislation and are billed directly to the government, and the provision of goods or services that will assist in the development of policy and/or programs or improve/change the delivery of programs, such as management consulting services.

63	Information Systems – Operating – includes all contract fees and costs related to data, voice, image, and text processing operations and services, such as data and word processing, data communications charges, supplies, repairs, maintenance, and short-term rentals of information processing equipment.

65	Office and Business Expenses – includes supplies and services required for the operation of offices.

67	Informational Advertising and Publications – includes costs associated with non-statutory advertising and general publications.

68	Statutory Advertising and Publications – includes costs associated with special notices and publications required by statute and regulations.

69	Utilities, Materials and Supplies – includes the cost of services such as the supply of water and electricity, materials, and supplies required for normal operation of government services and food for institutions.

70	Operating Equipment and Vehicles – includes the costs associated with the repair and maintenance of government vehicles and operating machinery and equipment.

72	Non-Capital Roads and Bridges – includes highway costs recovered from the BC Transportation Financing Authority, costs for minor enhancements to capitalized infrastructure, as well as non-highway road costs.

73	Amortization – includes the amortization of the cost of capital assets and prepaid capital advances over their useful lives.

75	Building Occupancy Charges – includes payments to the private sector for the rental and/or maintenance of buildings and office accommodation, including tenant improvements that do not meet the criteria for capitalization.

GOVERNMENT TRANSFERS

77	Transfers – Grants – includes payments to individuals, businesses, non-profit associations, and other entities which may include stipulations as to the use of the funds and which are not entitlements or shared cost arrangements.

79	Transfers – Entitlements – includes payments to individuals, businesses, and other entities where eligible recipients must be paid under statute or regulation once they meet all eligibility criteria, if any, outlined in the statute or regulation.

80	Transfers – Shared Cost Arrangements – includes payments that are reimbursements to individuals, businesses, and other entities under the terms of a contract or agreement.

EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS continued

OTHER EXPENSES

81	Transfers Between Votes and Special Accounts – includes transfers (payments) between a vote and a special account.

83	Interest on the Public Debt – includes only interest payments on the direct provincial debt borrowed for government purposes.

85	Other Expenses – includes expenses, such as financing costs, valuation allowances, and other expenses, which cannot be reasonably allocated to another standard object of expense.

INTERNAL RECOVERIES

86	Recoveries Between Votes and Special Accounts – includes recoveries between a vote and a special account.

88	Recoveries Within the Consolidated Revenue Fund – includes recoveries for the use of equipment or the provision of goods and services between ministries of the provincial government.

EXTERNAL RECOVERIES

89	Recoveries Within the Government Reporting Entity – includes costs and amounts recovered from government corporations, organizations, and agencies; the offset for commissions paid for the collection of government revenues and accounts; and the write-off of uncollectible revenue-related accounts.

90	Recoveries External to the Government Reporting Entity – includes costs and amounts recovered from other governments and non-government organizations.

CAPITAL EXPENDITURES

Consolidated Revenue Fund capital expenditures are presented based on the category of asset acquired. The categorization of assets is described below.

Land – includes the purchased or acquired value for parks and other recreation land, land directly associated with capitalized infrastructure (buildings, ferries, and bridges), but does not include land held for resale.

Land Improvements – includes the capital cost of improvements to dams and water management systems and recreation areas.

Buildings – includes the purchase, construction, or major improvement of buildings owned by the Consolidated Revenue Fund.

Specialized Equipment – includes the purchase or capital lease cost of heavy equipment, such as tractors and trailers, as well as telecommunications relay towers and switching equipment.

Office Furniture and Equipment – includes the cost or capital lease cost of office furniture and equipment.

Vehicles – includes the purchase or capital lease cost of passenger, light truck, and utility vehicles.

Information Systems – includes the purchase or capital lease cost of mainframe and other systems hardware, software, and related equipment.

Tenant Improvements – includes the cost or capital lease cost of improvements to leased space.

Roads – includes the capital costs for construction or major improvements of roads, highways, bridges, and ferries.

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